SCHEDULE 14A
Consent Solicitation Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
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Preliminary Consent Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

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Definitive Consent Statement

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Definitive Additional Materials

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Soliciting Material Pursuant to § 240.14a-12

SITO MOBILE, LTD.

(Name of Registrant as Specified In Its Charter)
Stephen D. Baksa
Thomas Candelaria
Michael Durden
Itzhak Fisher
Thomas J. Pallack
Matthew Stecker
Thomas Thekkethala

(Name of Person(s) Filing Consent Statement, if other than the Registrant)
Copy to:
Andrew Hulsh, Esq.
Pepper Hamilton LLP
620 Eighth Avenue
New York, NY 10018-1405
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SITO Mobile, Ltd.

CONSENT SOLICITATION STATEMENT
OF
Stephen D. Baksa
Thomas Candelaria
Michael Durden
Itzhak Fisher
Thomas J. Pallack
Matthew Stecker
Thomas Thekkethala

SPECIAL NOTICE:
THIS CONSENT SOLICITATION STATEMENT IS SEEKING THE WRITTEN CONSENT OF STOCKHOLDERS OF SITO MOBILE, LTD. (THE “COMPANY”) IN LIEU OF AN ANNUAL OR SPECIAL MEETING OF STOCKHOLDERS OF THE COMPANY, PURSUANT TO SECTION 228 OF THE DELAWARE GENERAL CORPORATION LAW AND ARTICLE I, SECTION 13 OF THE COMPANY’S BYLAWS. THIS CONSENT SOLICITATION STATEMENT HAS NO EFFECT ON, AND IS NOT SEEKING A PROXY FROM THE COMPANY’S STOCKHOLDERS WITH RESPECT TO, PROPOSED NOMINATIONS OR OTHER PROPOSED BUSINESS TO BE BROUGHT BEFORE THE COMPANY’S ANNUAL MEETING SCHEDULED TO BE HELD ON JUNE 27, 2017.
THIS CONSENT SOLICITATION IS BEING MADE BY MR. STEPHEN D. BAKSA, MR. THOMAS CANDELARIA AND THE NOMINEES NAMED HEREIN AND NOT ON BEHALF OF THE BOARD OF DIRECTORS OF SITO MOBILE, LTD.

PLEASE SIGN, DATE AND MAIL THE ENCLOSED GOLD CONSENT CARD TODAY
This Consent Solicitation Statement and the enclosed GOLD consent card are being furnished by Mr.  Stephen D. Baksa, Mr. Thomas Candelaria, Mr. Michael Durden, Mr. ltzhak Fisher, Mr. Thomas J. Pallack, Mr. Matthew Stecker and Mr. Thomas Thekkethala, each a United States citizen (together, “we” or “us”), in connection with our solicitation of written consents (this “Consent Solicitation”) from you, holders of shares of Common Stock, par value $0.001 per share (the “Common Stock”), of SITO Mobile, Ltd., a Delaware corporation (the “Issuer” or the “Company”). The principal executive office of the Issuer is located at The Newport Corporate Center, 100 Town Square Place, Suite 204, Jersey City, NJ 07310. This Consent Solicitation is not being made by the Company. This Consent Solicitation Statement and GOLD consent card are first being sent or provided to certain stockholders of the Company on or about May 2, 2017.
A solicitation of written consents is a process that allows a company’s stockholders to act by submitting written consents to any proposed stockholder actions in lieu of voting in person or by proxy at an annual or special meeting of stockholders. All actions by written consent of stockholders (including the Proposals (as defined below)) require the affirmative consent of the holders of record having not less than the minimum number of votes necessary to authorize or take such action at a meeting at which all shares entitled to vote on such action were present. Under the governing documents of the Company, each of the Proposals requires the affirmative vote of the holders of more than 50% of the issued and outstanding shares of Common Stock of the Company entitled to vote. As a result, consents representing a majority of the issued and outstanding shares of Common Stock must be received in order to adopt each of the Proposals.
Explanatory Note
On March 23, 2017, the Board of Directors of the Company (the “Board”) approved the amendment and restatement of the Bylaws of the Company, which we refer to as the “March Amended Bylaws,” just four business days following the filing by us of a Schedule 13D in which we expressed our belief, among other things, that the securities of the Company were undervalued and that each of Betsy Bernard, Richard O’Connell, Jonathan Sandelman and Joseph Beatty had demonstrated extremely poor judgement in the oversight of the business of the Company and its management and that the Company would be better positioned to capitalize on strategic and operational opportunities and increase stockholder value if the current Board were reconstituted by removing such members of the Board and replacing such directors with individuals better aligned with the interests of the Company’s stockholders.
The March Amended Bylaws, which we are hereby seeking to amend as described below in Proposal 1, purport to require any stockholder of the Company seeking to nominate a candidate for election as a director of the Company at an annual meeting of stockholders to provide a written notice to the Secretary of the Company that includes detailed information about both the person seeking to make such nomination and each of the director nominees, in addition to other information, as specified and in compliance with Article I, Section 2 of the March Amended Bylaws. Accordingly, on April 7, 2016, Stephen D. Baksa presented a Nomination Notice to the Company (the “Nomination Notice”) in which he nominated, and notified the Company of his intent to nominate at the Annual Meeting of Stockholders of the Company scheduled to be held on June 27, 2017, or any other meeting of stockholders held in lieu thereof, and any adjournments, postponements, reschedulings or continuations thereof  (the “Annual Meeting”), the Nominees (as defined and described in Proposal 4, below) for election to the Board.
The March Amended Bylaws are clear that the requirement to provide advance, written notice to the Company of the intent to nominate a person for election as a director of the Company at an annual meeting of stockholders in compliance with Article I, Section 2 of the March Amended Bylaws applies only to the nomination of directors for election at an annual meeting of stockholders. Such requirement does not, however, apply or relate to the election of directors by written consent of stockholders (and not at an annual meeting of stockholders), which is expressly permitted by both Section 228 of the General Corporation Law of the State of Delaware (the “DGCL”) and Article 1, Section 13 of the March Amended Bylaws. Moreover, to the extent that the March Amended Bylaws purport to limit the ability of stockholders to act by written consent in any manner, we believe that any such requirement is invalid and inconsistent with the DGCL and established principles of corporate governance.
We are submitting this Consent Solicitation Statement to seek the approval by the holders of a majority of the issued and outstanding shares of Common Stock to the actions contemplated by each of the four proposals described herein (each a “Proposal” and collectively, the “Proposals”). The Nomination Notice was provided to the Company in the event that any of the four Proposals described herein is not approved by the written consent of the holders of more than 50% of the issued and outstanding shares of Common Stock of the Company entitled to vote. We intend and reserve the right to seek the approval at the Annual Meeting of any Proposal that is not approved by the written consent of a majority of the issued and outstanding shares of Common Stock pursuant to this Consent Solicitation Statement, including the proposed election of the Nominees named in the Nomination Notice. If the holders of a majority of the issued and outstanding shares of Common Stock approve each of the Proposals, then our intention is to withdraw the Nomination Notice.
We are soliciting written consents from the holders of shares of Common Stock to effect the following Proposals in lieu of a meeting of stockholders, as permitted by and in accordance with the DGCL:
Proposal 1 — Repeal the purported amendment and restatement on March 23, 2017 by the Company’s Board of Directors (the “Board”) of the Bylaws of the Company (as so amended or restated, the “March Amended Bylaws”) to return the Bylaws to the form of the Bylaws that was in effect immediately prior to such amendment and restatement, as reflected in Exhibit 3.1 of the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission dated May 11, 2016 (such Bylaws, the “Original Bylaws”), other than to include a provision that permits any vacancy on the Board occurring between annual meetings of stockholders or of special meetings of stockholders called for the election of directors, resulting from the removal of one or more directors, for cause or without cause, or from newly created directorships, to be filled by the vote of the holders of a majority of the shares of each class or series of voting stock, present in person or by proxy, or acting by written consent in lieu of a meeting, then entitled to vote at an election of directors (“Proposal 1”).

Proposal 2 — Set the size of the Board at six (6) directors notwithstanding any additions or subtractions of directors to or from the Board between April 12, 2017 and the effectiveness of the adoption of the Proposals (“Proposal 2”).
Proposal 3 — Remove the following current members of the Board: Betsy Bernard, Richard O’Connell, Jonathan E. Sandelman, Lowell W. Robinson and Joseph Beatty (and any other person or persons elected, appointed or designated by the Board, or any committee thereof, to fill any vacancy or newly created directorship from the date hereof until the time that the actions proposed to be taken by this Consent Solicitation become effective), other than those directors elected by this Consent Solicitation and Mr. Brent Rosenthal (such current members of the Board (and any other person or persons elected, appointed or designated by the Board, or any committee thereof, to fill any vacancy or newly created directorship from the date hereof until the time that the actions proposed to be taken by this Consent Solicitation become effective), other than those elected by this Consent Solicitation and Mr. Brent Rosenthal, are sometimes referred to herein as the “Incumbent Directors”) (“Proposal 3”).
Proposal 4 — Elect each of Michael Durden, Itzhak Fisher, Thomas J. Pallack, Matthew Stecker and Thomas Thekkethala (the “Nominees”) to serve as a director of the Company (or if any Nominee becomes unable or unwilling to serve as a director of the Company or if the size of the Board is increased, in either case prior to the effectiveness of this Proposal, any other person who is not a director, officer, employee or affiliate of Mr. Baksa and Mr. Candelaria, who shall be designated as a Nominee by Mr. Baksa), to fill the vacancies on the Board resulting from the increase in the size of the Board pursuant to Proposal 2 and the removal of the Incumbent Directors pursuant to Proposal 3, each to serve, if elected, until the Company’s annual meeting of stockholders in 2018.
Proposal 4 is subject to the adoption of Proposal 2 and the removal or resignation of one or more Incumbent Directors pursuant to Proposal 3. If the size of the Board is not increased pursuant to Proposal 2 or fewer than five Incumbent Directors are removed pursuant to Proposal 3, then it is our intention that the Nominees be appointed in order of the number of consents received by the Nominees, with the Nominee receiving the highest number of consents filling the first available vacancy. Vacancies will be considered “available” within the meaning of the preceding sentence in descending order corresponding to the number of consents for a particular Incumbent Director’s removal. In the event that two or more Nominees, each of whom receives the same number of consents, are to be considered for filing a particular vacancy, such vacancy shall be filled with the first such Nominee in alphabetical order.
If we are successful in our Consent Solicitation, then the Board will be composed of the Nominees and Mr. Rosenthal. However, in the event that not all Incumbent Directors are removed pursuant to Proposal 3, there is no assurance that any Incumbent Director not removed will continue to serve as a director of the Company if any of our Nominees are elected to the Board pursuant to Proposal 4. You should refer to the proxy materials to be distributed by the Company in connection with the Annual Meeting for the names, background, qualifications and other information concerning the Incumbent Directors and any other person who has been nominated by the Company for election as a director of the Company.
The Proposals will be effective without further action when we deliver to the Company consents from the holders of a majority of the outstanding shares of the Common Stock in accordance with Section 228 of the DGCL. The Proposals will not be effective unless the delivery of written consents complies with Section 228 of the DGCL. In order for each of the Proposals to be adopted, the Company must receive, within 60 calendar days from the date of the earliest dated written consent, unrevoked written consents to each of the Proposals, signed and dated by the holders of a majority of the outstanding shares of Common Stock. Please see the section titled “DO THE ORGANIZATIONAL DOCUMENTS OF THE COMPANY PERMIT STOCKHOLDERS TO TAKE ACTION BY WRITTEN CONSENT” starting on page 6 of this Consent Solicitation Statement.
Each of the Nominees is deemed to be a participant (each, a “Participant,” and, collectively, the “Participants”) in this Consent Solicitation. See the section titled “INFORMATION ON THE PARTICIPANTS” for more information.

WE URGE YOU TO ACT TODAY TO ENSURE THAT YOUR CONSENT WILL COUNT. We reserve the right to submit to the Company consents at any time following the earliest dated written consent delivered to the Company. See the section titled “CONSENT PROCEDURE” for additional information regarding such procedures.
As of the date of this filing, Mr. Baksa beneficially owns 1,006,060 shares of Common Stock, which includes (i) 776,326 shares of Common Stock held directly; (ii) 104,167 shares of Common Stock held in the Brian S. Baksa 2012 Trust, of which Mr. Baksa is a trustee; (iii) 100,567 shares of Common Stock held in the Sarah E. Marra 2012 Trust, of which Mr. Baksa is a trustee; (iv) 5,000 shares of Common Stock issuable upon the exercise of options granted to Mr. Baksa on August 27, 2013 under the SITO Mobile, Ltd. 2010 Stock Option Plan (the “2010 Plan”) with an exercise price of  $6.04 per share and (v) 20,000 shares of Common Stock issuable upon the exercise of options granted to Mr. Baksa on November 12, 2013 under the 2010 Plan with an exercise price of  $6.32 per share.
As of the date of this filing, Mr. Candelaria beneficially owns 406,750 shares of Common Stock, which include (i) 386,750 shares of Common Stock held by Streamworks Technologies, Inc., a corporation for which Mr. Candelaria is the sole director and stockholder; and (ii) 20,000 shares of Common Stock held in trust for Mr. Candelaria’s immediate family, collectively, constituting approximately 2.0% of the currently outstanding shares of Common Stock.
By virtue of an informal understanding between Mr. Baksa and Mr. Candelaria to consult with each other about actions taken by each of them relating to the shares of the Issuer’s Common Stock that are from time-to-time owned by each of them, Mr. Baksa and Mr. Candelaria may be deemed to constitute a group for purposes of Section 13 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and each may be deemed to have beneficial ownership of the Common Stock owned by the other. If Mr. Baksa and Mr. Candelaria are deemed to be members of a group, they may be deemed to beneficially own an aggregate of 1,412,810 shares of Common Stock, or approximately 6.8% of the Issuer’s outstanding Common Stock. Each of Mr. Baksa and Mr. Candelaria expressly disclaims beneficial ownership of the Common Stock held by the other, except to the extent of his pecuniary interest in those shares directly held by such other person.
All percentages of beneficial ownership presented herein are based on an aggregate of 20,681,047 shares of Common Stock issued and outstanding as of April 14, 2017 as disclosed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2016 (the “Annual Report”).
We urge you to consent to the Proposals by signing, dating and returning the enclosed GOLD consent card. If you take no action, you will in effect be rejecting the Proposals. The failure to execute and return a consent and “withheld consents” will have the same effect as a “no” vote. Please note that in addition to signing the enclosed GOLD consent card, you must also date it to ensure its validity.
IMPORTANT
PLEASE READ THIS CAREFULLY
If your shares of Common Stock are registered in your own name, please submit your consent today by signing, dating and returning the enclosed GOLD consent card in the postage-paid envelope provided.
If you hold your shares in “street name” with a bank, broker firm, dealer, trust company or other nominee, only that nominee can exercise the right to consent with respect to the shares of Common Stock that you beneficially own through such nominee and only upon receipt of your specific instructions. Accordingly, it is critical that you promptly give instructions to your bank, broker firm, dealer, trust company or other nominee to execute a consent in favor of the Proposals. Please follow the instructions to consent provided on the enclosed GOLD consent card. If your bank, broker firm, dealer, trust company or other nominee provides for consent instructions to be delivered to them by telephone or internet, instructions will be included on the enclosed GOLD consent card. We urge you to confirm in writing your instructions to the person responsible for your account and provide a copy of those instructions to InvestorCom, 65 Locust Avenue, Suite 302, New Canaan, CT 06840, telephone: (877) 972-0090, so that we will be aware of all instructions given and can seek to ensure that such instructions are followed.

Execution and delivery of a consent by a holder of record of shares of Common Stock will be presumed and treated to be a consent with respect to all shares held by such holder of record unless the consent specifies otherwise.
Only holders of record of shares of Common Stock as of the close of business on May 1, 2017 (the “Record Date”) will be entitled to consent to the Proposals. If you are a stockholder of record as of the close of business on the Record Date, you will retain your right to consent even if you sell your shares of Common Stock after the Record Date.
IF YOU TAKE NO ACTION, YOU WILL IN EFFECT BE REJECTING THE PROPOSALS. WITHHELD CONSENT OR FAILURE TO CONSENT WILL HAVE THE SAME EFFECT AS REJECTING THE PROPOSALS.
If you have any questions regarding your GOLD consent card or need assistance in executing your consent, please contact InvestorCom, 65 Locust Avenue, Suite 302, New Canaan, CT 06840, telephone: (877) 972-0090.
QUESTIONS AND ANSWERS ABOUT THIS CONSENT SOLICITATION
The following are some of the questions you, as a stockholder, may have, and answers to those questions. The following is not meant to be a substitute for the information contained in the remainder of this Consent Statement, and the information contained below is qualified by the more detailed descriptions and explanations contained elsewhere in this Consent Statement. We urge you to carefully read this entire Consent Solicitation Statement prior to making any decision on whether to grant any consent hereunder.
WHO IS MAKING THE SOLICITATION?
The solicitation is being made by Mr. Baksa and Mr. Candelaria and the Nominees named herein, and not on behalf of the Board of the Company.
As of the date of this filing, Mr. Baksa beneficially owns 1,006,060 shares of Common Stock, which includes (i) 776,326 shares of Common Stock held directly; (ii) 104,167 shares of Common Stock held in the Brian S. Baksa 2012 Trust, of which Mr. Baksa is a trustee; (iii) 100,567 shares of Common Stock held in the Sarah E. Marra 2012 Trust, of which Mr. Baksa is a trustee; (iv) 5,000 shares of Common Stock issuable upon the exercise of options granted to Mr. Baksa on August 27, 2013 under the 2010 Plan with an exercise price of  $6.04 per share and (v) 20,000 shares of Common Stock issuable upon the exercise of options granted to Mr. Baksa on November 12, 2013 under the 2010 Plan with an exercise price of  $6.32 per share.
As of the date hereof, Mr. Candelaria beneficially owns 406,750 shares of Common Stock, which include (i) 386,750 shares of Common Stock held by Streamworks Technologies, Inc., a corporation for which Mr. Candelaria is the sole director and stockholder; and (ii) 20,000 shares of Common Stock held in trust for Mr. Candelaria’s immediate family, collectively, constituting approximately 2.0% of the currently outstanding shares of Common Stock.
By virtue of an informal understanding between Mr. Baksa and Mr. Candelaria to consult with each other about actions taken by each of them relating to the shares of the Issuer’s Common Stock that are from time-to-time owned by each of them, Mr. Baksa and Mr. Candelaria may be deemed to constitute a group for purposes of Section 13 of the Exchange Act, and each may be deemed to have beneficial ownership of the Common Stock owned by the other. If Mr. Baksa and Mr. Candelaria are deemed to be members of a group, they may be deemed to beneficially own an aggregate of 1,412,810 shares of Common Stock, or approximately 6.8% of the Issuer’s outstanding Common Stock. Each of Mr. Baksa and Mr. Candelaria expressly disclaims beneficial ownership of the Common Stock held by the other, except to the extent of his pecuniary interest in those shares directly held by such other person.
For additional information on the Participants, please see the section titled “INFORMATION ON THE PARTICIPANTS” starting on page 9 of this Consent Solicitation Statement.

WHAT INTERESTS DO THE PARTICIPANTS HAVE IN THE CONTEST SOLICITATION AND THE PROPOSALS?
For information on potential interests of Mr. Baksa, Mr. Candelaria and the Nominees in the Consent Solicitation and the Proposals, please see the section titled “INFORMATION ON THE PARTICIPANTS — Interests of the Participants in the Consent Solicitation and the Proposals” starting on page 10 of this Consent Solicitation Statement.
WHAT ARE WE ASKING THAT THE STOCKHOLDERS CONSENT TO?
We are asking you to consent to the following four proposals and the actions contemplated thereby:
Proposal 1 seeks to repeal the March Amended Bylaws to return the Company’s Bylaws to the state reflected in the Original Bylaws, other than to include a provision that permits any vacancy on the Board occurring between annual meetings of stockholders or of special meetings of stockholders called for the election of directors, resulting from the removal of one or more directors, for cause or without cause, or from newly created directorships, to be filled by a vote of the holders of a majority of the shares of each class or series of voting stock, present in person or by proxy, or acting by written consent in lieu of a meeting, then entitled to vote at an election of directors.
Proposal 2 seeks to set the size of the Board at six (6) directors.
Proposal 3 seeks to remove each of the following current members of the Board: Betsy Bernard, Richard O’Connell, Jonathan E. Sandelman, Lowell W. Robinson and Joseph Beatty (and any other person or persons elected, appointed or designated by the Board or any committee thereof to fill any vacancy or newly created directorship from the date hereof until the time that the actions proposed to be taken by this Consent Solicitation become effective).
Proposal 4 seeks to elect each of the Nominees to serve as a director of the Company to fill the vacancies on the Board resulting from the increase in the size of the Board pursuant to Proposal 2 (or if any Nominee becomes unable or unwilling to serve as a director of the Company or if the size of the Board is increased, in either case prior to the effectiveness of this Proposal, any other person who is not a director, officer, employee or affiliate of Mr. Baksa and Mr. Candelaria, who shall be designated as a Nominee by Mr. Baksa), each to serve, if elected, until the annual meeting of the Company’s stockholders in 2018.
Proposal 4 is subject to the adoption of Proposal 2 and the removal or resignation of one or more Incumbent Directors pursuant to Proposal 3. If the size of the Board is not increased pursuant to Proposal 2 or fewer than five Incumbent Directors are removed pursuant to Proposal 3, then it is our intention that the Nominees be appointed in order of the number of consents received by the Nominees, with the Nominee receiving the highest number of consents filling the first available vacancy. Vacancies will be considered “available” within the meaning of the preceding sentence in descending order corresponding to the number of consents for a particular Incumbent Director’s removal. In the event that two or more Nominees, each of whom receives the same number of consents, are to be considered for filing a particular vacancy, such vacancy shall be filled with the first such Nominee in alphabetical order.
WHO ARE THE NOMINEES THAT WE ARE PROPOSING TO ELECT TO THE BOARD?
We are asking you to elect each of Michael Durden, Itzhak Fisher, Thomas J. Pallack, Matthew Stecker and Thomas Thekkethala to serve as a director of the Company. We believe each of these individuals is a highly qualified, experienced and respected member of the business community who is committed to act in the best interests of the Company and its stockholders.
For information regarding the Nominees, including the business experience of these highly qualified individuals, please see the section titled “PROPOSAL 4 — ELECTION OF DIRECTORS” starting on page 20 of this Consent Statement.
DO THE ORGANIZATIONAL DOCUMENTS OF THE COMPANY PERMIT STOCKHOLDERS TO TAKE ACTION BY WRITTEN CONSENT?
Yes. Section 228 of the DGCL expressly provides that a corporation’s stockholders are permitted to take action by written consent “[u]nless otherwise provided in the certificate of incorporation”. The

Restated Certificate of Incorporation of the Company (as amended, the “Charter”) does not contain a provision relating to stockholder action by written consent. Article I, Section 13 of the March Amended Bylaws is consistent with Section 228 of the DGCL to the extent that it provides that, unless otherwise restricted by the Charter, any action required to be taken at any annual or special meeting of stockholders of the Company, or any action which may be taken at any annual or special meeting of stockholders, may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, is signed, in person or by proxy, by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted in person or by proxy.
In accordance with Article I, Section 13 of the March Amended Bylaws, the Company has designated the close of business on May 1, 2017 as the Record Date for the Consent Solicitation.
IF THIS CONSENT SOLICITATION IS SUCCESSFUL, WILL IT HAVE ANY EFFECT ON THE MATERIAL AGREEMENTS OF THE COMPANY?
Certain contracts of the Company that may be considered to be material to the Company may be affected if this Consent Solicitation is successful.
Under the Company’s 2010 Stock Plan, as amended June 1, 2011 (the “2010 Plan”), a “Change in Control” includes a contested election of directors, as a result of which or in connection with which the persons who were directors before such election or their nominees (the “incumbent directors”) cease to constitute a majority of the Board; provided however that if the election or nomination for election by the Company’s stockholders of any new director was approved by a vote of at least 50% of such incumbent directors, such new director shall be considered as an incumbent director. Upon an “Involuntary Termination” (as defined in the 2010 Plan) of a holder of a stock option or stock purchase right under the 2010 Plan occurring within 18 months following a Change in Control, the vesting of any such stock option or stock purchase rights held by such terminated holder will accelerate and become exercisable as to the number of shares that would otherwise have vested and been exercisable as of the date of such termination, and any repurchase right applicable to any shares shall lapse as to the number of shares as to which the repurchase right would otherwise have lapsed as of the date of termination, in each case assuming the holder had remained continuously employed. Based on a review of the Company’s public filings, it is not possible to quantify the unvested equity awards outstanding under the 2010 Plan. We intend to request that the members of the Board approve the Nominees in order to avoid a “Change in Control” under the 2010 Plan and, to the extent necessary, confirm or take necessary action such that approval will avoid such a “Change in Control.”
Based on our review of the Company’s public filings, we are not aware of any other agreements that may be considered material by the Company that would be affected if this Consent Solicitation is successful.
WHO IS ELIGIBLE TO CONSENT TO THE PROPOSALS?
If you were a holder of Common Stock as of the close of business on the Record Date, you have the right to consent to the Proposals. Under Delaware law, the Record Date will be used to determine stockholders entitled to give their written consent to the Proposals pursuant to this Consent Solicitation.
WHEN IS THE DEADLINE FOR SUBMITTING CONSENTS?
We urge you to submit your consent as soon as possible. In order for the Proposals to be adopted, the Company must receive, within 60 calendar days of the Record Date, unrevoked written consents signed and dated by the holders of a majority of the outstanding shares of Common Stock as of the close of business on the Record Date. We intend to deliver a consent to the Company on May 5, 2017 and, assuming ours is the first signed and dated consent delivered to the Company and it is delivered on that date, you will have until the date that is 60 days from that date of delivery of the initial consent to the Company to consent to the Proposals. However, in order to ensure that your consent is delivered to the Company in a timely manner, we are requesting that you submit your consent by May 10, 2017. We have not authorized any person to execute a written consent prior to the filing of the Definitive Consent Solicitation with the Securities and Exchange Commission (“SEC”) or prior to the delivery of a consent by Mr. Baksa and Mr. Candelaria as described above.

HOW MANY SHARES MUST VOTE IN FAVOR OF THE PROPOSALS IN ORDER FOR THE CONSENTS TO BE ADOPTED AND BECOME EFFECTIVE?
The Proposals will be adopted and become effective when properly completed, unrevoked consents are signed by the holders of a majority of the outstanding shares of Common Stock as of the close of business on the Record Date and delivered to the Company in accordance with applicable law. According to the Annual Report, as of April 14, 2017, there were 20,681,047 shares of the Company’s Common Stock outstanding, each entitled to one vote per share. Cumulative voting is not permitted. On that basis, the consent of the holders of at least 10,340,524 shares of Common Stock would be necessary to effect the Proposals.
WHAT SHOULD YOU DO TO CONSENT TO OUR PROPOSALS?
If your shares of Common Stock are registered in your own name, please submit your consent to us by signing, dating and returning the enclosed GOLD consent card in the postage-paid envelope provided.
If you hold your shares in “street name” with a bank, broker firm, dealer, trust company or other nominee, only that nominee can exercise the right to provide consent with respect to the shares of Common Stock you beneficially own through such nominee and only upon receipt of your specific instructions. Accordingly, it is critical that you promptly give instructions to your bank, broker firm, dealer, trust company or other nominee to execute a consent in favor of the Proposals. Please follow the instructions to consent provided on the enclosed GOLD consent card. If your bank, broker firm, dealer, trust company or other nominee provides for consent instructions to be delivered to them by telephone or internet, instructions will be included on the enclosed GOLD consent card. We urge you to confirm in writing your instructions to the person responsible for your account and provide a copy of those instructions to InvestorCom, 65 Locust Avenue, Suite 302, New Canaan, CT 06840, telephone: (877) 972-0090, so that we will be aware of all instructions given and can seek to ensure that such instructions are followed.
HOW WILL BROKER NON-VOTES AND ABSTENTIONS BE COUNTED?
Broker non-votes occur when brokers holding shares in street name for beneficial owners do not receive instructions from the beneficial owners about how to vote their shares. An abstention occurs when a stockholder withholds such stockholder’s vote by checking the “ABSTAIN” box on the consent card, or similarly elects to abstain via Internet or telephone voting. Under the rules that govern brokers who are voting with respect to shares held in “street name”, your broker will NOT be able to vote your shares with respect to the Proposals if you have not provided instructions to your broker. We strongly encourage you to provide instructions to your broker to vote your shares and exercise your right as a stockholder. Broker non-votes and abstentions are treated as shares that are entitled to vote and will have the same effect as a vote “WITHHOLD CONSENT” with respect to each Proposal.
WHOM SHOULD YOU CALL IF YOU HAVE QUESTIONS ABOUT THE SOLICITATION?
Stockholders, please call InvestorCom at: (877) 972-0090. Banks and Brokers, please call InvestorCom collect at: (203) 972-9300.

INFORMATION ON THE PARTICIPANTS
This Consent Solicitation is being made by Mr. Baksa and Mr. Candelaria and by each of the Nominees, each a United States citizen.
The address of the principal office of Mr. Baksa is 2 Woods Lane, Chatham, New Jersey, 07928. The principal business of Mr. Baksa is to invest in and assist growth-oriented businesses.
The address of the principal office of Mr. Candelaria is 3228 El Camino del Norte, Encinitas, California 92023. The principal business of Mr. Candelaria is business consulting.
The principal business address of each Nominee is disclosed in the section titled “PROPOSAL 4 — ELECTION OF DIRECTORS” on starting on page 20.
As of the date hereof, Mr. Baksa beneficially owns 1,006,060 shares of Common Stock, which includes (i) 776,326 shares of Common Stock held directly; (ii) 104,167 shares of Common Stock held in the Brian S. Baksa 2012 Trust, of which Mr. Baksa is a trustee; (iii) 100,567 shares of Common Stock held in the Sarah E. Marra 2012 Trust, of which Mr. Baksa is a trustee; (iv) 5,000 shares of Common Stock issuable upon the exercise of options granted to Mr. Baksa on August 27, 2013 under the 2010 Plan with an exercise price of  $6.04 per share and (v) 20,000 shares of Common Stock issuable upon the exercise of options granted to Mr. Baksa on November 12, 2013 under the 2010 Plan with an exercise price of  $6.32 per share.
As of the date of this filing, Mr. Candelaria beneficially owns 406,750 shares of Common Stock, which include (i) 386,750 shares of Common Stock held by Streamworks Technologies, Inc., a corporation for which Mr. Candelaria is the sole director and stockholder; and (ii) 20,000 shares of Common Stock held in trust for Mr. Candelaria’s immediate family, collectively, constituting approximately 2.0% of the currently outstanding shares of Common Stock.
By virtue of an informal understanding between Mr. Baksa and Mr. Candelaria to consult with each other about actions taken by each of them relating to the shares of the Issuer’s Common Stock that are from time-to-time owned by each of them, Mr. Baksa and Mr. Candelaria may be deemed to constitute a group for purposes of Section 13 of the Exchange Act, and each may be deemed to have beneficial ownership of the Common Stock owned by the other. If Mr. Baksa and Mr. Candelaria are deemed to be members of a group, they may be deemed to beneficially own an aggregate of 1,412,810 shares of Common Stock, or approximately 6.8% of the Issuer’s outstanding Common Stock. Each of Mr. Baksa and Mr. Candelaria expressly disclaims beneficial ownership of the Common Stock held by the other, except to the extent of his pecuniary interest in those shares directly held by such other person.
Please see Annex I for all transactions in the Common Stock effectuated by the Participants during the past two years.
Background information on each Nominee is disclosed in the section titled “PROPOSAL 4 — ELECTION OF DIRECTORS” starting on page 20 of this Consent Statement.
Except as set forth in this Consent Solicitation Statement (including the Annexes hereto), (i) during the past ten years, no Participant has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors); (ii) no Participant in this Consent Solicitation directly or indirectly beneficially owns any securities of the Company; (iii) no Participant owns any securities of the Company which are owned of record but not beneficially; (iv) no Participant has purchased or sold any securities of the Company during the past two years; (v) no part of the purchase price or market value of the securities of the Company owned by any Participant is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities; (vi) no Participant is, or within the past year was, a party to any contract, arrangements or understandings with any person with respect to any securities of the Company, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies; (vii) no associate (as that term is defined in Rule 14a-1 of the Exchange Act) of any Participant owns beneficially, directly or indirectly, any securities of the Company; (viii) no Participant owns beneficially, directly or indirectly, any securities of any parent or subsidiary of the Company; (ix) no Participant or any of his, her or its associates was a party to any transaction, or series of similar transactions, since the beginning of the Company’s last fiscal year, or is a party to any currently proposed transaction, or series of similar transactions, to which the Company or any of its subsidiaries was or is to be a party, in which the amount involved exceeds $120,000; (x) no Participant or any of his, her or its associates has any arrangement or understanding with any person with respect to any future employment by the Company or its affiliates, or with respect to any future transactions to which the Company or any of its affiliates will or may be a party; and (xi) no person, including any of the Participants, who is a party to an arrangement or understanding pursuant to which the Nominees are proposed to be elected, has a substantial interest, direct or indirect, by security holdings or otherwise in any matter to be acted on as set forth in this Consent Statement. There are no material proceedings to which any Participant or any of his, her or its associates is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries. With respect to each of the Participants, none of the events enumerated in Item 401(f)(1)-(8) of Regulation S-K of the Exchange Act occurred during the past ten years.
Interests of the Participants in the Consent Solicitation and the Proposals
The interests of Mr. Baksa and Mr. Candelaria in the Consent Solicitation and the Proposals derive solely from their interests as stockholders in the Company and the stockholder value that they believe the Proposals will substantially enhance. The interests of the Nominees in the Consent Solicitation and the Proposals derive solely from their prospective roles as future directors of the Company.
In addition to these interests, we note that two of the Nominees — Messrs. Thekkethala and Stecker — currently serve as directors of Evolving Systems, Inc. (“Evolving Systems”), which operates in a similar industry as the Company and has certain stockholders in common with the Company, including Ms. Karen Singer, a substantial stockholder of the Company.
In addition to their roles as directors of Evolving Systems, Mr. Thekkethala serves as the Chief Executive Officer of Evolving Systems and Mr. Stecker serves as the Chairman of the Board of Directors of Evolving Systems.
We understand that Ms. Karen Singer beneficially owns 2,100,718 shares of Common Stock of the Company, constituting approximately 10.2% of the Company’s outstanding Common Stock, based on a Schedule 13D/A filed with respect to the Company on April 28, 2017, and also beneficially owns 2,645,638 shares of common stock of Evolving Systems, constituting approximately 21.2% of the outstanding common stock of Evolving Systems, based on a Schedule 13D/A filed with respect to Evolving Systems on April 7, 2017.
Neither Mr. Thekkethala nor Mr. Stecker nor any other Nominee, if elected, has any plans, proposals or intention whatsoever to cause the Company to enter into any agreement, understanding or arrangement with Evolving Systems. If, at some point in the future, the Company and Evolving Systems were to explore any future business collaboration or arrangement and either Mr. Thekkethala or Mr. Stecker was also a director of, or had any other material interest in, Evolving Systems at that time, each of Mr. Thekkethala and Mr. Stecker would abstain and recuse himself from any related actions of the Board.
We note that on March 31, 2017, Mr. Thekkethala, in his capacity as Chief Executive Officer of Evolving Systems, met with executives of the Company, including Rory O’Connell, the Company’s Interim Chief Executive Officer, and Jon Lowen, who was at that time the Company’s Vice President of Product Development and Operations, to discuss a potential licensing arrangement that would allow the Company to market its products to Evolving Systems’ customers outside the United States. The meeting was facilitated by an introduction from Julian Singer, a member of the board of directors of Evolving Systems and the son of Ms. Karen Singer.
Mr. Thekkethala, in his capacity as a director and Chief Executive Officer of Evolving Systems, has engaged in similar meetings with several other potential licensing partners in the United States, and has advised us that his meeting with the Company’s management was merely preliminary in nature. Moreover, following this meeting, Evolving Systems has continued to engage in similar discussions with other potential licensing partners and, in fact, has discontinued any further discussions with the Company. No future cooperation between the Company and Evolving Systems has been agreed upon or is currently being considered by Mr. Baksa, Mr. Candelaria, the Nominees or, to our knowledge, the Company or Ms. Singer.

We further note that at no time did Mr. Thekkethala or Mr. Stecker, on the one hand, and the Company’s management, on the other hand, discuss any plans or proposals with respect to the future of the Board. In fact, at the time of the March 31, 2017 meeting between Mr. Thekkethala and the Company, neither Mr. Thekkethala nor Mr. Stecker had even been asked to participate in this Consent Solicitation as a Nominee or otherwise.
As the Company and Evolving Systems operate within similar industries, no assurance can be given that the Company and Evolving Systems may or may not seek to collaborate through licensing arrangements or otherwise, and no assurance can be given that any director of the Company (other than Mr. Thekkethala or Mr. Stecker) would or would not seek to cause the Company to engage in a transaction with Evolving Systems if such director determined that such a transaction was in the best interests of the Company and its stockholders. However, except with respect to the preliminary and discontinued conversation described above, no such discussions among any of Mr. Baksa, Mr. Candelaria or the other Nominees, or any of their respective affiliates, involving any business relationship or transaction between Evolving Systems and the Company have occurred or are expected to occur.
According to a Schedule 13D/A filed by Ms. Singer with respect to the Company on April 28, 2017, TAR Holdings LLC (“TAR Holdings”), an entity controlled by Ms. Singer, has transmitted a letter to the Company reiterating prior requests that the Board (i) promptly provide a current and accurate analysis of the potential for an ownership change under Section 382 of the Internal Revenue Code and (ii) waive the application of the terms of the Poison Pill (as defined below in the section entitled “Background of the Consent Solicitation”) and the application of Section 203 of the DGCL if TAR Holdings (or Ms. Singer) acquires shares of Common Stock of the Company such that its (or her) aggregate beneficial ownership of the Company’s Common Stock does not exceed 19.9% of the outstanding shares of Company Common Stock. As with all actions of unrelated third parties, none of Mr. Baksa, Mr. Candelaria or any Nominee has any knowledge of or can express any view as to the motivations or future actions of TAR Holdings, Ms. Singer, or their respective business affiliates other than the Participants.
For the avoidance of doubt, at no time has any of Mr. Baksa, Mr. Candelaria or any other Nominee had any agreement, arrangement or understanding with either Ms. Karen Singer, Mr. Julian Singer or any member of their respective immediate families or close business affiliates to act together for the purpose of holding, voting or disposing of equity securities of the Company, and none of Ms. Karen Singer, Mr. Julian Singer or any of their respective immediate family members or close business affiliates is a participant in the Consent Solicitation. Further, none of Mr. Baksa, Mr. Candelaria or any other Nominee has been motivated, in whole or in part, to pursue this Consent Solicitation in an effort to facilitate any potential transaction, arrangement or cooperation between the Company and Evolving Systems.

BACKGROUND OF THE CONSENT SOLICITATION
Mr. Baksa started accumulating his current stock ownership in the Company in 2011 and Mr. Candelaria started accumulating his current stock ownership in the Company in 2009. Mr. Baksa and Mr. Candelaria each believed then, as each believes now, that the securities of the Company are significantly undervalued. Mr. Baksa and Mr. Candelaria each believed then, as each believes now, that the Company operates in a highly strategic area of the technology industry with an attractive competitive position and a compelling product set, the value of which is not reflected in the Company’s current market value. Mr. Baksa and Mr. Candelaria each believe there are strategic and operational opportunities for the Company that would meaningfully increase value to stockholders, and is willing to initiate a dialogue with the Company’s management and Board regarding those opportunities.
From October 2011 to September 2014, Mr. Baksa served as a Director of SITO Mobile, Ltd.
On February 2, 2012, Mr. Baksa filed a Schedule 13D with the SEC to report ownership of 7,865,034 shares of Common Stock, which at the time was approximately 5.9% of the Company’s outstanding shares of Common Stock.
On January 15, 2017, the Company entered into a Consulting Agreement with Barrington Advisory Group, LLC, a consulting company in which Mr. Durden, one of the Nominees, serves as the Managing Member. The Barrington Consulting Agreement, which provided for a fee of  $3,000 per month payable to Barrington Advisory Group LLC in exchange for advisory services, was terminable by either Barrington Advisory Group LLC or the Company without penalty with 30 days’ notice. Mr. Rosenthal had previously recommended Mr. Durden as a potential Board Member to the Board’s Lead Independent Director, Betsy J. Bernard.
On March 10, 2017, Messrs. Fisher and Pallack executed and delivered to Mr. Baksa written consents agreeing to be named as nominees for election to the Board, either by the Consent Solicitation or at the Annual Meeting, and consenting to serve on the Board if elected.
Mr. Baksa’s most recent purchase of shares of Common Stock was on March 29, 2017.
On March 23, 2017, the Board amended and restated the Company’s bylaws, effective as of March 23, 2017. For more information on the March Amended Bylaws, see “PROPOSAL 1 — BYLAW RESTORATION” beginning on page 16 of this Consent Solicitation Statement.
On March 27, 2017, the Board approved a form of director’s and officer’s indemnification agreement.
On March 28, 2017, the Company announced on a Current Report on Form 8-K that the Board had determined that the Company’s 2017 Annual Meeting of Stockholders would be held on Tuesday, June 27, 2017, at a time and location to be determined.
On March 31, 2017, the Company notified the SEC that it would be unable to timely file its Annual Report on Form 10-K.
On March 31, 2017, Mr. Thekkethala, in his capacity as Chief Executive Officer of Evolving Systems, met with executives of the Company, including Rory O’Connell, the Company’s Interim Chief Executive Officer, and Jon Lowen, who was at that time the Company’s Vice President of Product Development and Operations, to discuss a potential licensing arrangement that would allow the Company to market its products to Evolving Systems’ customers outside the United States. The meeting was facilitated by an introduction from Mr. Julian Singer, a member of the board of directors of Evolving Systems and the son of Ms. Karen Singer. Mr. Thekkethala, in his capacity as a director and Chief Executive Officer of Evolving Systems, has engaged in similar meetings with several other potential licensing partners in the United States, and has advised us that his meeting with the Company’s management was merely preliminary in nature. Moreover, following this meeting, Evolving Systems has continued to engage in similar discussions with other potential licensing partners and has discontinued any further discussions with the Company. No future cooperation between the Company and Evolving Systems has been agreed upon or is currently being considered by Mr. Baksa, Mr. Candelaria, the Nominees or, to our knowledge, the Company or Ms. Singer. For additional discussion with respect to this meeting and the interests of our Nominees with respect to

Evolving Systems and Ms. Karen Singer, see “INFORMATION ON THE PARTICIPANTS — Interests of the Participants in the Consent Solicitation and the Proposals” beginning on page 10 of this Consent Solicitation.
On April 4, 2017, the Board approved and adopted a Section 382 Tax Benefits Preservation Plan, dated as of April 3, 2017, by and between the Company and Continental Stock Transfer & Trust Company, as Rights Agent (the “Poison Pill”) purportedly to protect the Company’s ability to utilize its net operating loss carryovers in certain change of ownership circumstances. Pursuant to the Poison Pill, the Board declared a dividend of one preferred share purchase right for each outstanding share of Company Common Stock, distributable under the terms of the Poison Pill to stockholders of record as of the close of business on April 14, 2017.
On April 6, 2017, the Board formed an Executive Committee composed of all non-employee members of the Board other than Mr. Rosenthal.
Also, on April 6, 2017, Messrs. Stecker, Thekkethala and Durden executed and delivered to Mr. Baksa written consents agreeing to be named as nominees for election to the Board, either by the Consent Solicitation or at the Annual Meeting, and consenting to serve on the Board if elected.
On April 7, 2017, Mr. Baksa caused a nomination notice (the “Nomination Notice”) to be delivered to the Interim Chief Executive Officer and Secretary of the Company nominating each of the Nominees for election to the Board at the Annual Meeting.
On April 7, 2017, Mr. Baksa filed amendments Nos. 1 and 2 to the Schedule 13D dated March 17, 2017 with the SEC to (i) report ownership of 1,006,060 shares of Common Stock, which at the time was approximately 4.9% of the shares of Common Stock outstanding, and (ii) to disclose that Mr. Baksa and Mr. Candelaria had caused a nomination notice to be delivered to the Secretary and Interim Chief Executive Officer of the Company.
On April 10, 2017, the Company sent Mr. Baksa a letter acknowledging that the Company received Mr. Baksa’s nomination notice and that the Company was in the process of reviewing the nomination notice, in consultation with its advisors, to assess whether it complies with the Company’s Bylaws. In that same letter, the Company indicated that, given that it had just received the nomination notice, it was not in a position to confirm that the nomination notice complied with the Company’s Bylaws.
On April 12, 2017, Mr. Baksa initially filed this Preliminary Consent Solicitation Statement with the SEC.
On April 12, 2017, Mr. Baksa delivered to the Company a letter requesting that the Board fix a record date for stockholders entitled to consent to the Proposals set forth in the Consent Statement while also noting his view that the Record Date should be deemed to be the date of delivery of the first signed written consent with respect to the Proposals in accordance with Section 213(b) of the DGCL.
On April 13, 2017, the Company issued a press release commenting on the Consent Solicitation, in which it urged the Company’s stockholders to refrain from taking any action with respect to the Consent Solicitation at that time.
On April 13, 2017, Mr. Baksa and Mr. Candelaria filed amendment No. 3 to the Schedule 13D dated March 17, 2017 with the SEC to report that Messrs. Baksa and Candelaria had filed the Consent Statement with the SEC and to describe the proposals contained therein.
On April 17, 2017, the Company filed its Annual Report on Form 10-K for the fiscal year ended December 31, 2016. The Annual Report was signed by each of the Company’s directors other than Mr. Brent Rosenthal.
On April 18, 2017, the Board appointed Lowell W. Robinson to the Board and determined to recommend him to stand for re-election at the Annual Meeting. With the appointment of Mr. Robinson as an independent director, the size of the Board was temporarily increased to six directors but the Company has announced that the Board will automatically revert back to five directors following the certification of the stockholder vote at the Annual Meeting, as only five directors will be elected at the Annual Meeting.

On April 18, 2017, representatives of the Company informed Mr. Durden that the Company intended to terminate the Barrington Consulting Agreement, effective immediately. Neither Mr. Durden nor Barrington Advisory Group LLC intends to enter into any consulting arrangements with the Company following Mr. Durden’s election to the Board or during Mr. Durden’s service on the Board.
On April 18, 2017, the Board met and determined that Mr. Rosenthal would not be included in its slate of candidates nominated for election at the Annual Meeting. Further, at this meeting, the Board also determined that it no longer deemed Mr. Rosenthal as an independent director for purposes of the NASDAQ listing standards and, accordingly, Mr. Rosenthal was removed from the Audit, Compensation and Governance and Nominating Committees of the Board.
On April 19, 2017, the Company filed a preliminary Consent Revocation Statement with the SEC.
On April 20, 2017, the Company delivered a letter to Mr. Baksa expressing its concerns that the Nominating Notice may not comply with the March Amended Bylaws and requesting verification and confirmation of certain information contained in the Nominating Notice.
On April 21, 2017, Mr. Baksa filed Amendment No. 1 to the Preliminary Consent Solicitation Statement with the SEC.
On April 21, 2017, the Executive Committee of the Board designated the close of business on Monday, May 1, 2017, as the record date for the determination of the stockholders of record of outstanding shares that are entitled to execute, withhold or revoke consents with respect to the Consent Solicitation.
On April 25, 2017, the Company issued a press release to announce the promotion of Jon Lowen, Executive Vice President of Operations and Product Development, to Chief Operating Officer of the Company.
On April 25, 2017, the Company issued a press release wherein it commented on Amendment No. 1 to the Preliminary Consent Solicitation Statement filed with the SEC by Mr. Baksa on April 21, 2017 and urged the Company’s stockholders to refrain from taking any action with respect to the Consent Solicitation at that time.
On April 26, 2017, Mr. Baksa filed Amendment No. 2 to the Preliminary Consent Solicitation Statement with the SEC.
On April 27, 2017, Mr. Baksa filed Amendment No. 3 to the Preliminary Consent Solicitation Statement with the SEC.
On April 28, 2017, the Company filed a revised preliminary Consent Revocation Statement with the SEC, alleging, among other things, that the Consent Solicitation was motivated by a desire of Mr. Baksa “to advance an undisclosed agenda related to Evolving Systems, Inc.”
On April 28, 2017, Messrs. Baksa and Candelaria, transmitted a letter to the Corporate Secretary of the Company (the “April 28 Letter”), in response to the Company’s request dated April 20, 2017, pursuant to which, in accordance with the March Amended Bylaws, Messrs. Baksa and Candelaria confirmed and verified that the information in the Nomination Notice was accurate and true, and did not contain any false and misleading statements or other statements that may violate the Exchange Act or other applicable law, in accordance with Section 2(a)(2) of the Company’s Bylaws. The April 28 Letter confirmed and verified the information in the Nomination Notice as required by the Company’s March Amended Bylaws. In addition, the April 28 Letter stated, among other things, the view of Messrs. Baksa and Candelaria that the Company’s request “reflects a poorly-camouflaged attempt by the current Board to impose yet another impediment to the fundamental and intrinsic right of shareholders to nominate candidates of their choosing to serve on the Board, and far exceeds the Company’s authority under . . . the Bylaws” and “clearly represents an unreasonable abuse of discretion by the current Board and is inimical to both fundamental principles of corporate democracy and the will of the Company’s shareholders.”
The April 28 Letter also expressed concern “that the current directors are prolonging the review of the Nomination Notice unnecessarily to entrench themselves and frustrate and disenfranchise the shareholders of the Company.” As such, the April 28 Letter urged the Governance and Nominating Committee of the

Board “to permit the shareholders of the Company to decide for themselves whom shall serve as stewards of the Company and whom are the most qualified individuals to best represent their interests” by immediately approving and declaring the validity of the Nomination Notice.
On April 28, 2017, Mr. Baksa filed Amendment No. 4 to the Schedule 13D dated March 17, 2017 with the SEC to attach the April 28 Letter to the Company.
On April 28, 2017, Ms. Singer and TAR Holdings filed a Schedule 13D/A with respect to the Company, disclosing that TAR Holdings had transmitted a letter (the “Andrews & Kurth Letter”) to the Company reiterating prior requests that the Board (i) promptly provide a current and accurate analysis of the potential for an ownership change under Section 382 of the Internal Revenue Code and (ii) waive the application of the terms of the Poison Pill and the application of Section 203 of the DGCL if TAR Holdings (or Ms. Singer) were to acquire shares of Common Stock of the Company such that its (or her) aggregate beneficial ownership of the Company’s Common Stock does not exceed 19.9% of the outstanding shares of Company Common Stock. Such letter also expressed the view of Ms. Singer and TAR Holdings that there were no “undisclosed ties” between TAR Holdings and Karen Singer, on the one hand, and Stephen Baksa and Thomas Candelaria, on the other hand and there was no relationship (whether as a “group” under section 13(d) of the Exchange Act, or otherwise) between TAR Holdings or Ms. Singer and Messrs. Baksa and Candelaria. As with all actions of unrelated third parties, none of Mr. Baksa, Mr. Candelaria or any Nominee has any knowledge of or can express any view as to the motivations or future actions of TAR Holdings, Ms. Singer, or their respective business affiliates other than the Participants. For additional discussion with respect to the interests of our Nominees with respect to Evolving Systems and Ms. Singer, see “INFORMATION ON THE PARTICIPANTS — Interests of the Participants in the Consent Solicitation and the Proposals” beginning on page 10 of this Consent Solicitation.
On May 1, 2017, the Company issued a press release commenting on the Andrews & Kurth Letter.
On May 1, 2017, Mr. Baksa filed Amendment No. 4 to the Preliminary Consent Solicitation Statement with the SEC.
On May 1, 2017, the Company filed a revised preliminary Consent Revocation with the SEC.
On May 1, 2017, the Company filed an amendment to its Annual Report on Form 10-K for the fiscal year ended December 31, 2016.
On May 2, 2017, counsel to Mr. Baksa sent a letter to counsel to Ms. Singer, confirming that none of Ms. Singer, Mr. Julian Singer and TAR Holdings (i) were part of a “group”, within the meaning of Section 13 of the Exchange Act, with Mr. Baksa, Mr. Candelaria or the Nominees and (ii) are not “participants” within the meaning of Instruction 3(a) to Items 4 and 5 of Schedule 14A with respect to the Consent Solicitation, and advising Ms. Singer and her immediate family to not take any action to solicit on behalf of the Consent Solicitation.
On May 2, 2017, Mr. Baksa filed this definitive Consent Solicitation Statement.

PROPOSAL 1 — BYLAW RESTORATION
Article VI, Section 7 of the March Amended Bylaws provides that the March Amended Bylaws may be altered, amended or repealed by the stockholders or by the Board.
We believe that the March Amended Bylaws approved by the Board on March 23, 2017 were adopted for the primary purpose of entrenching the Incumbent Directors and management, given, among other things, that the March Amended Bylaws (i) were adopted just four (4) business days after we filed our Schedule 13D, in which, among other things, we were critical of the Incumbent Directors, other than Mr. Rosenthal, and advocated replacing such individuals with other directors whom we believed would be more likely to oversee the Company with a greater degree of success, as described above, and (ii) place substantial procedural and other obligations on the stockholders to nominate and elect directors, make other proposals and take action at an annual or special meeting of stockholders.
A copy of the Bylaws as proposed by this Proposal 1 (the “Proposed Bylaws”), which are substantially identical to the Original Bylaws, except as provided below, is attached hereto as ANNEX II, and a blackline comparison of the Proposed Bylaws and March Amended Bylaws is attached hereto as Annex III. A copy of the March Amended Bylaws approved by the Board on March 23, 2017, which we are seeking to amend as described below, is available for review as Exhibit 3.1 to the Company’s Current Report on Form 8-K filed with the SEC on March 24, 2017.
Among other things, the Proposed Bylaws would:
•
Remove certain procedural matters relating to the requirements for any business to be brought before an annual meeting of stockholders, including, but not limited to, the prerequisites for a stockholder to bring any proposal before an annual meeting of stockholders including that the making of such proposal must comply with the notice and other procedures contained in the March Amended Bylaws;

•
Remove certain provisions related to the advance notice of stockholder proposals required to be submitted to the Corporation in connection with business intended to be brought before an annual meeting of stockholders;

•
Remove certain procedural matters relating to the requirements for any director nominations to be brought before a stockholders’ meeting, including, but not limited to, the prerequisites for a stockholder to bring a proposed director nomination before a stockholders’ meeting;

•
Remove certain provisions related to the advance notice of proposed director nominations;

•
Limit the flexibility and discretion to the chairman of the meeting to set rules for the conduct of any stockholders’ meeting;

•
Remove certain procedural provisions with respect to stockholders’ meetings, including, but not limited to, the organization and conduct of the meeting, meeting protocol, the retention of inspectors of election for such meetings, proxies for such meetings, the appointment of a presiding officer for such meetings, and the appointment of a secretary for such meetings;

•
Remove certain provisions that specify that for business to be properly brought before a special meeting of stockholders, it must be (i) specified in the Company’s notice of meeting (or any supplement thereto) given by or at the direction of the Board (or any duly authorized committee thereof), (ii) if not specified in the notice of meeting (or any supplement thereto) provided by or at the direction of the Board (or any duly authorized committee thereof), otherwise properly brought before the special meeting by or at the direction of the Board (or any duly authorized committee of the Board) or the Chairman of the Board (if any), or (iii) with respect to the election of directors, provided that the Board has called a special meeting of stockholders for the purpose of electing one or more directors to the Board, by any stockholder of the Company who complies in all respects with the requirements of the advance notice provisions of the Proposed Bylaws;

•
Remove certain procedures for actions taken by written consent including procedures for stockholders to request that the Board set a record date for determining stockholders entitled to take action by written consent;

•
Remove certain procedures that require that any stockholder proposed bylaw amendments must be specifically identified in a notice of stockholder meetings provided in the notice of the stockholders’ meeting along with the text of any such proposed amendment and/or any resolution calling for any such amendment;

•
Remove certain provisions relating to electronic transmissions and communications, including permitting the participation by directors and stockholders in meetings by means of remote communications;

•
Remove the express ability of the Board to postpone or cancel any previously scheduled annual or special meeting of the stockholders by resolution of the Board upon public notice given prior to the time previously scheduled for such meeting of stockholders;

•
Remove the revised section of the March Amended Bylaws regarding the indemnification that the Corporation provides to its directors, officers and other agents that clarified the type of proceedings that are indemnified, the expenses that are reimbursable, the persons who are indemnifiable, the capacity that the person needs to be acting in to be indemnified, and the process that needs to be followed in determining whether indemnification is proper in a particular circumstance. Additional provisions have been removed that are meant to expressly avoid duplicate payments to indemnified persons, provide that the Corporation shall be subrogated to all rights of recovery of any person entitled to indemnification and provide that the conduct of one indemnified person will not be imputed to another;

•
Modify the section of the March Amended Bylaws that provides that the number of directors of the Company shall be fixed solely and exclusively by resolution duly adopted from time to time by the Board, and include a provision that states that the number of directors may be fixed from time to time by action of the stockholders or of the directors, or, if the number of directors is not fixed, to provide that the number shall be one (1);

•
Add a provision that permits any vacancy in the Board in the interim between annual meetings of stockholders or of special meetings of stockholders called for the election of directors to be filled by a vote of the holders of a majority of the shares of each class or series of voting stock, present in person or by proxy, or acting by written consent in lieu of a meeting, then entitled to vote at an election of directors. In this regard, We also draw your attention certain prerequisites that the March Amended Bylaws purport to adopt, which provide that, for a stockholder to bring a proposed director nomination before an annual meeting of the Company’s stockholders, such stockholder is required to furnish the Company with a nomination notice pursuant to Article I, Section 2 of the March Amended Bylaws and to comply with certain other requirements specified therein. Article I, Section 2 of the March Amended Bylaws does not restrict the Company’s stockholders from acting by written consent in lieu of an annual or special meeting of stockholders or to fill vacancies on the Board created by the removal of directors of the Company, and we believe the stockholders are clearly entitled to act by written consent pursuant to Section 228 of the DGCL and to remove directors and fill vacancies created by such removal. However, in order to ensure that the stockholders have the ability to elect the Nominees in accordance with Proposal 4, stockholders are being asked to approve Proposal 1 to amend the Company’s Bylaws to expressly provide that any vacancies on the Board, including vacancies resulting from the removal of directors, may be filled by the stockholders;

In addition to the changes above resulting from the repeal of the March Amended Bylaws, if the Incumbent Directors have made or make any other changes after that time, Proposal 1, if adopted, would restore the Company’s Bylaws to the Proposed Bylaws, without giving effect to any changes the Incumbent Directors may have adopted. As a result, Proposal 1 could have the effect of repealing a Bylaw that one or more stockholders of the Company may consider to be beneficial to them or to the Company. However, Proposal 1 will not preclude the Board from reconsidering any repealed Bylaw changes following this Consent Solicitation.
WE URGE YOU TO CONSENT TO PROPOSAL 1.

PROPOSAL 2 — SETTING THE SIZE OF THE BOARD
According to the Company’s filings with the SEC, the Board is currently composed of six directors. There may be vacancies on the Board immediately prior to the effectiveness of Proposal 4. Article II, Section 2 of the March Amended Bylaws provides that the number of directors shall be determined from time to time by the Board. Article VI, Section 7 of the March Amended Bylaws provides that the March Amended Bylaws may be altered, amended or released, or new Bylaws may be adopted by the stockholders. Article I, Section 13 of the March Amended Bylaws provides that, unless otherwise restricted by the Charter, any action required to be taken at any annual meeting of stockholders of the Company may be taken without a meeting, without prior notice, and without a vote, if a consent in writing setting forth the action so taken, is signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. The Charter does not contain a provision relating to stockholder action by written consent.
Stockholders are being asked to approve Proposal 2, to set the number of directors able to sit on the Board to six (6) directors notwithstanding any additions or subtractions of directors to or from the Board between April 12, 2017 and the effectiveness of the adoption of the Proposals.
In considering Proposal 2, we believe that the Company will be well served by a Board consisting of the Nominees and Mr. Rosenthal. We also believe that a Board consisting of six directors will provide strong consensus-driven governance of the Company, as any action requiring a majority of the directors on the Board will require four of six affirming directors (or a majority of approximately 66.6% of the Board), as opposed to three of five affirming directors (or a majority of approximately 60.0% of the Board). To the extent that the six directors are evenly split with three directors for an action and three directors opposed, the action will not be taken, thereby in effect requiring a greater consensus of the Board.
Assuming the adoption of Proposal 3 in whole, all current members of the Board except Brent Rosenthal, along with any directors appointed to the Board after the date hereof and immediately prior to the effectiveness of Proposal 4, will be removed. Assuming the adoption of Proposals 3 and 4 in whole, (i) the Board will be composed of six directors — Brent Rosenthal, Michael Durden, Itzhak Fisher, Thomas J. Pallack, Matthew Stecker and Thomas Thekkethala — and (ii) the adoption of Proposal 2 will set the size of the Board at six (6) directors.
WE URGE YOU TO CONSENT TO PROPOSAL 2.

PROPOSAL 3 — REMOVAL OF DIRECTORS
Stockholders are being asked to approve Proposal 3 to remove each of the following current members of the Board: Betsy Bernard, Richard O’Connell, Jonathan E. Sandelman, Lowell W. Robinson and Joseph Beatty (and any person or persons elected, appointed or designated by the Board or any committee thereof to fill any vacancy or newly created directorship from the date hereof until the effectiveness of any of the Proposals). Proposal 3 is intended to remove all incumbent directors other than Mr. Rosenthal and address the possibility that the current directors might attempt to add directors to the Board after the filing of this Consent Solicitation and prior to the effectiveness of the Proposals.
Stockholders are NOT being asked to approve any removal of Mr. Brent Rosenthal because we continue to have confidence in Mr. Rosenthal’s ability to meaningfully contribute to the Board and we do not believe that Mr. Rosenthal has exhibited poor judgement in the oversight of the business of the Company.
Mr. Rosenthal is a Partner in Affiliates of W.R. Huff Asset Management Co., LLC, an investment company located in Morristown, NJ, a firm he joined in 2002. Mr. Rosenthal focuses on the communications, media, technology and food industries and currently serves on the Board of Directors of comScore (NASDAQ:SCOR), RiceBran Technologies (NASDAQ: RIBT) and as a Special Advisor to the Board of Directors of Park City Group (NASDAQ:PCYG). Previously, Mr. Rosenthal served on the Board of Directors of Rentrak Corporation (NASDAQ:RENT) from 2008 through 2016 including as the Non-Executive Chairman from 2011 through 2016.
In 2016, Mr. Rosenthal was named a Money All-Star, a top 10 media executive in private equity, investment banking and advisory. In 2009, he was included in Multichannel News’ annual “40 Under 40” list for influencing the future of cable and telecommunications.
Mr. Rosenthal served as Director of Mergers & Acquisitions for RSL Communications Ltd. Previously, Mr. Rosenthal served emerging media companies for Deloitte & Touche, LLP. Mr. Rosenthal is a Certified Public Accountant. Mr. Rosenthal received an MBA from the Johnson School at Cornell University and an undergraduate degree in accounting from Lehigh University.
Mr. Baksa has had an opportunity to become acquainted with and observe the business acumen and financial expertise of Mr. Rosenthal both in connection with Mr. Baksa’s role as a stockholder and former director of the Company and in his role as a stockholder in RiceBran Technologies, Inc.
We also believe that Mr. Rosenthal has not shared in the poor judgement in the oversight of the business of the Company and the Company’s management. In this regard, we note that Mr. Rosenthal was appointed to the Board on August 9, 2016, which was just months before the discovery of suspected misappropriation of Company funds by the Company’s former chief executive officer, Mr. Jerry Hug and former chief financial officer, Mr. Kurt Streams.
In light of these experiences, we believe that Mr. Rosenthal is qualified to serve as a member of the Board because of his business acumen, financial expertise and extensive experience in the media industry. We further believe that removal of Mr. Rosenthal from the Board would not be appropriate as he has not demonstrated poor judgement in the oversight of the business of the Company and the Company’s management.
Section 141(k) of the DGCL provides that any director or the entire board of directors of a corporation may be removed, with or without cause, by holders of a majority of the outstanding shares entitled to vote at an election of directors (the same voting requirement as is necessary for stockholders to effect action by written consent), except in certain cases involving corporations with classified boards or cumulative voting for directors. Because the Board is not classified and the Company does not have cumulative voting for directors, stockholders have the ability to remove members of the Board, without cause, pursuant to this Consent Solicitation in accordance with Article I, Section 13 of the March Amended Bylaws. A stockholder may consent to the removal of only certain existing directors by designating the names of one or more directors who the stockholder does not wish to be removed in the indicated space on the consent card.
WE URGE YOU TO CONSENT TO PROPOSAL 3.

PROPOSAL 4 — ELECTION OF DIRECTORS
According to the Company’s filings with the SEC, the Board is currently composed of six directors. Assuming the adoption of Proposals 2 and 3, the Board will be comprised of up to six directors and all current members of the Board, along with any directors appointed to the Board after February 19, 2016 and immediately prior to the effectiveness of Proposal 3 (other than Mr. Rosenthal), will be removed. We are seeking your consent to elect each of the five Nominees, Michael Durden, Itzhak Fisher, Thomas J. Pallack, Matthew Stecker and Thomas Thekkethala, to fill the vacancies on the Board resulting from the increase in the size of the Board pursuant to Proposal 2 and the removal of directors pursuant to Proposal 3, each, if elected, to serve until the Company’s 2018 annual meeting of stockholders. We note that, separately, these five Nominees were also nominated for election at the Annual Meeting, each to serve, if elected, until the Company’s annual meeting of stockholders in 2018, pursuant to that certain Nomination Notice by Stephen D. Baksa, which was delivered to the Secretary and Interim Chief Executive Officer of the Company on April 7, 2017.
Name and Business Address	Age	Principal Occupation For Past Five Years and Directorships
Michael Durden P.O. Box 896 Fletcher, NC 28732	54
Mr. Durden, age 54, has been the owner of and principal consultant at Barrington Advisory Group, LLC, since August, 2012. From 2013 to the present, Mr. Durden has served as an Operating Director of ClearPoint Investment Partners, a private equity firm. From 2006 through 2012, Mr. Durden served as a Senior Vice President at Experian, a transactional data company. Mr. Durden has over twenty years of multi-discipline experience in the data and analytics sectors. He serves on the boards of Archer, Inc. and several private companies.
Because of extensive experience in strategy and marketing, as well as his experience in investment analysis, with mergers and acquisitions and his previous board service as a director of a mobile marketing enterprise, we believe Mr. Durden would be a valuable addition as a member of the Board.

Itzhak Fisher 155 West 70th Street New York, NY 10023	61
Mr. Fisher, age 61, has been the Chairman and Partner of Pereg Ventures, a venture capital firm, since 2005. From 2015 through 2016, Mr. Fisher was Chief Executive Officer of Harland Clarke, an integrated payment solutions, marketing services and retail company. From 2007 through 2014, Mr. Fisher served as the Executive Vice President of Nielsen, a global information, data, and measurement company. Mr. Fisher holds over three decades of mergers, acquisitions and initial public offerings experience, as an entrepreneur, investment manager and acquirer. Mr. Fisher has served as an advisor or on the board of directors of over a dozen public and private companies.
Because of Mr. Fisher’s experience in mergers and acquisitions and corporate finance, his corporate governance expertise, extensive experience as an executive and his service on several public and private company boards, we believe Mr. Fisher would be a valuable addition as a member of the Board.

Thomas J. Pallack 226 W Ojai Ave, Ste 101-241 Ojai, CA 93023	62	Mr. Pallack, age 62, has been the Co-Founder, Chief Executive Officer and Head of Sales of SBV Solutions — Strategic Business Velocity, a software sales company, since 2005. Mr. Pallack’s background encompasses more than 30 years of Sales, Sales Operations, Financial and Business Development

Name and Business Address	Age	Principal Occupation For Past Five Years and Directorships

experience with global technology software companies such as Oracle, Ariba, Consilium and NCA.
Because of Mr. Pallack’s investment management, strategic planning, and technology industry financial transactions experience as well as his service as a corporate advisor to public and private company boards, we believe Mr. Pallack would be a valuable addition as a member of the Board.

Matthew Stecker 711 South Bryn Mawr Avenue Bryn Mawr, PA 19010	48
Mr. Stecker, age 48, has served as a senior advisor in the United States Department of Commerce since September of 2015. From October 2014 through August 2015, Mr. Stecker served as Founder and Chief Executive Officer of Kaneland, LLC, an e-commerce startup. From May 2013 through October 2014, Mr. Stecker served as Vice President, Mobile Content — North America for RealNetworks, Inc., a telecommunications and media firm. Since March 2016, Mr. Stecker has served as a director of Evolving Systems, Inc. From August 2009 through May 2013, Mr. Stecker served as Chief Executive Officer of Livewire Mobile, Inc., a telecommunications and e-commerce enterprise.
Because of Mr. Stecker’s expertise in areas such as corporate governance, mobile advertising and turnarounds as well as his service as an entrepreneur and executive in the mobile and telecommunications industries, and his extensive Board service on several publicly-traded companies, we believe Mr. Stecker would be a valuable addition as a member of the Board.

Thomas Thekkethala 7 Rosewood Lane Denville, NJ 07834	55
Mr. Thekkethala, age 55, has been the director and President/Chief Executive Officer of Evolving Systems Inc., a software solutions company, since October 2015. From February 2004 through September 2015, Mr. Thekkethala was the director and Chief Executive Officer of Sixth Sense Media, a software company. In addition, from December 1999 through September 2015, Mr. Thekkethala was the Managing Partner of JT Ventures LLC, a venture capital fund for software companies.
Because of Mr. Thekkethala’s twenty-five years of experience in financing and building enterprise software companies, we believe Mr. Thekkethala would be a valuable addition as a member of the Board.

We believe that with the guidance of the Nominees upon their election, there are significant opportunities to implement technology and operational enhancements at the Company to expand the product offering and the current target market of the Company. The Nominees, if elected, plan to review and enhance operations, financial security management, partnerships and leverage the Company’s national and global network to expand the current offering and the future market opportunity for the Company. Additionally, the Nominees, if elected, will seek to make changes in the market approach to better position the Company for success with large enterprises and unexplored sales opportunities in the future.
In addition, the Nominees, if elected, plan to combine mobile usage and location based-data with demographic and database information to target end user markets, including advertisers, agencies, traditional and digital out of home companies, sports venues, retailers and universities. The Nominees, if elected, expect to form partnerships with mobile companies, coupon companies, email companies and media companies.

Except as set forth above, none of the organizations or corporations referenced in this section, “PROPOSAL 4 — ELECTION OF DIRECTORS,” is a parent, subsidiary or other affiliate of the Company. If elected, we believe that each of the Nominees will be considered an independent director of the Company under the Company’s Corporate Governance Guidelines, under applicable NASDAQ rules and under Item 407(a) of Regulation S-K.
As of the date of this Consent Solicitation, none of the Nominees beneficially own any securities of the Company. However in the event any Nominee were to acquire shares of Common Stock, any such Nominee could be deemed to be a member of a “group” for the purposes of Rule 13d-5(b)(1) of the Exchange Act, with respect to shares of Common Stock owned by the members of the “group,” including the 1,412,810 shares of Common Stock beneficially owned by Mr. Baksa and Mr. Candelaria. For information regarding transactions during the past two years by the Participants in the Company’s securities, see Annex I.
For information on potential interests of the Nominees in the Consent Solicitation and the Proposals, please see the section titled “INFORMATION ON THE PARTICIPANTS — Interests of the Participants in the Consent Solicitation and the Proposals” starting on page 10 of this Consent Solicitation Statement.
Each of the Nominees has consented to being named a Nominee in this Consent Solicitation and has confirmed his willingness to serve on the Board if elected. We do not expect that any of the Nominees will be unable to stand for election, but in the event that a vacancy in the slate of Nominees should occur unexpectedly, the shares of Common Stock represented by the GOLD consent card will be voted for a substitute candidate selected by Mr. Baksa. If Mr. Baksa elects to add nominees, whether because the Company expands the size of the Board subsequent to the date of this Consent Solicitation or for any other reason, Mr. Baksa and Mr. Candelaria will file an amended or supplemented Consent Solicitation identifying such nominees, disclosing whether such nominees have consented to being named in the amended or supplemented Consent Solicitation, and providing the same disclosures with respect to such nominees as provided in this Consent Solicitation for the Nominees.
A stockholder may consent to the election of less than all of the Nominees by designating the names of one or more Nominees who are not to be elected.
Proposal 4 is subject to the adoption of Proposal 2, and the removal or resignation of one or more incumbent directors pursuant to Proposal 3. Assuming there are no other vacancies on the Board, if none of the existing members of the Board is removed pursuant to Proposal 3 or otherwise resign, there will be no vacancies to fill. If fewer than five existing directors are removed, then it is our intention that the Nominees who are proposed to fill the vacancies resulting from the removal of such existing directors be appointed in order of the number of consents received by the Nominees, with the Nominee receiving the highest number of consents filling the first available vacancy. Vacancies will be considered “available” within the meaning of the preceding sentence in descending order corresponding to the number of consents for a particular incumbent director’s removal. In the event that two or more Nominees, each of whom receives the same number of consents, are to be considered for filling a particular vacancy, such vacancy shall be filled with the first such Nominee in alphabetical order.
WE URGE YOU TO CONSENT TO PROPOSAL 4.

CONSENT PROCEDURES
Section 228 of the DGCL states that, unless the certificate of incorporation of a Delaware corporation otherwise provides, any action required to be taken at any annual or special meeting of stockholders of that corporation, or any action that may be taken at any annual or special meeting of those stockholders, may be taken without a meeting, without prior notice, and without a vote, if consents in writing setting forth the action so taken, are signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take that action at a meeting at which all shares entitled to vote thereon were present and voted, and those consents are delivered to the corporation by delivery to its registered office in Delaware, its principal place of business or an officer or agent of the corporation having custody of the book in which proceedings of meetings of stockholders are recorded. Delivery made to a corporation’s registered office shall be by hand or by certified or registered mail, return receipt requested. Consents must also bear the date of the signature of the stockholder who signs the written consent.
Article I, Section 13 of the March Amended Bylaws is consistent with Section 228 of the DGCL and provides that, unless otherwise restricted by the Charter, any action required to be taken at any annual or special meeting of stockholders of the Company, or any action which may be taken at any annual or special meeting of such stockholders, may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, is signed, in person or by proxy, by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted in person or by proxy. The Charter is silent as to whether stockholders of the Company may take any action by written consent. Therefore, pursuant to Section 228 of the DGCL, stockholders of the Company are permitted to take any action by written consent that is required or permitted to be taken at any annual or special meeting if written consents signed by the holders of Common Stock representing at least a majority of the votes entitled to be cast on the matter are delivered in accordance with Section 228 of the DGCL. The Proposals will become effective only if properly executed and dated consents to the Proposals are returned by holders of at least a majority of the outstanding shares of Common Stock as of the Record Date in accordance with Section 228 of the DGCL. The failure to properly execute and return a consent will have the same effect as rejecting the Proposals. According to the Annual Report, as of April 14, 2017 there were 20,681,047 shares of the Company’s Common Stock outstanding, each entitled to one vote per share. As a result, the Proposals will become effective upon properly completed and duly delivered unrevoked written consents representing at least 10,340,524 shares of Common Stock.
Please see the section titled “DO THE ORGANIZATIONAL DOCUMENTS OF THE COMPANY PERMIT STOCKHOLDERS TO TAKE ACTION BY WRITTEN CONSENT” starting on page 6 of this Consent Solicitation Statement.
A stockholder may consent to the removal of less than all of the incumbent directors by designating the names of one or more directors who are not to be removed. Similarly, a stockholder may consent to the election of less than all of the Nominees by designating the names of one or more Nominees who are not to be elected.
If your shares of Common Stock are registered in your own name, please submit your consent to us today by signing, dating and returning the enclosed GOLD consent card in the postage-paid envelope provided.
If you hold your shares in “street” name with a bank, broker firm, dealer, trust company or other nominee, only that nominee can exercise the right to provide consent with respect to the shares of Common Stock you beneficially own through such nominee and only upon receipt of your specific instructions. Accordingly, it is critical that you promptly give instructions to consent to the Proposals to your bank, broker firm, dealer, trust company or other nominee. Please follow the instructions to consent provided on the enclosed GOLD consent card. If your bank, broker firm, dealer, trust company or other nominee provides for consent instructions to be delivered to them by telephone or internet, instructions will be included on the enclosed GOLD consent card. We urge you to confirm in writing your instructions to the person responsible for your account and provide a copy of those instructions to InvestorCom, 65 Locust Avenue, Suite 302, New Canaan, CT 06840, telephone: (877) 972-0090, so that we will be aware of all instructions given and can seek to ensure that such instructions are followed.

Execution and delivery of a consent by a record holder of shares of Common Stock will be presumed and treated to be a consent with respect to all shares held by such record holder unless the consent specifies otherwise. Only holders of record of shares of Common Stock as of the close of business on the Record Date will be entitled to consent to the Proposals. If you are a stockholder of record as of the close of business on the Record Date, you will retain your right to consent even if you sell your shares of Common Stock after the Record Date.
IF YOU TAKE NO ACTION, ABSTAIN, OR FAIL TO PROVIDE INSTRUCTIONS TO YOUR BROKER, YOU WILL IN EFFECT BE REJECTING THE PROPOSALS. WITHHELD CONSENT AND FAILURE TO CONSENT WILL HAVE THE SAME EFFECT AS REJECTING THE PROPOSALS.
If you have any questions regarding your GOLD consent card or need assistance in executing your consent, please contact InvestorCom, 65 Locust Avenue, Suite 302, New Canaan, CT 06840, telephone: (877) 972-0090.
If the Proposals become effective as a result of this Consent Solicitation, prompt notice of the action taken will be given under Section 228(e) of the DGCL to stockholders who have not consented in writing to the Proposals and who, if the action had been taken at a meeting, would have been entitled to notice of the meeting if the record date for notice of such meeting had been the date that written consents signed by a sufficient number of holders to take the action were delivered to the Company in accordance with Section 228 of the DGCL.
The consents are being solicited in accordance with the applicable provisions of the DGCL. Holders of record of the shares of Common Stock as of the close of business on the Record Date are entitled to consent to our Proposals. To be effective, the requisite consents must be delivered to the Company within 60 days of the earliest dated consent delivered to the Company. An executed consent card may be revoked by marking, dating, signing and delivering a written revocation before the time that the action authorized by the executed consent becomes effective. A revocation may be in any written form validly signed by the record holder as long as it clearly states that the consent previously given is no longer effective. The delivery of a subsequently dated consent card that is properly completed will constitute a revocation of any earlier consent. The revocation may be delivered either to the Company or to InvestorCom, 65 Locust Avenue, Suite 302, New Canaan, CT 06840, telephone: (877) 972-0090. Although a revocation is effective if delivered to the Company, we request that either the original or photostatic copies of all revocations of consents be mailed or delivered to Mr. Baksa, at the address set forth above, so that we will be aware of all revocations and can more accurately determine if and when consents to the Proposals have been received from the holders of record of a majority of the shares of Common Stock outstanding on the Record Date.
APPRAISAL RIGHTS
Stockholders are not entitled to appraisal rights under Delaware law in connection with the Proposals or this Consent Solicitation Statement.
PROCEDURAL INSTRUCTIONS
You may consent to any of the Proposals on the enclosed GOLD consent card by marking the “CONSENT” box and signing, dating and returning the GOLD consent card in the envelope provided. You may also withhold your consent with respect to any of the Proposals on the enclosed GOLD consent card by marking the “WITHHOLD CONSENT” box, and signing, dating and returning the GOLD consent card in the envelope provided. You may abstain from consenting to Proposals 1, 2 and 3 on the enclosed GOLD consent card by marking the “ABSTAIN” box and signing, dating and returning the GOLD consent card in the envelope provided.
If you sign, date and return the GOLD consent card, but give no direction with respect to one or more of the Proposals, you will be deemed to have consented to such Proposal or Proposals.
Please note that in addition to signing the enclosed GOLD consent card, you must also date it to ensure its validity.

SOLICITATION OF CONSENTS
The solicitation of consents pursuant to this Consent Solicitation is being made by Mr. Baksa and Mr. Candelaria. Consents may be solicited by mail, facsimile, telephone, internet, in person and by advertisements.
Mr. Baksa and Mr. Candelaria will solicit consents from individuals, brokers, banks, bank nominees and other institutional holders. Mr. Baksa and Mr. Candelaria has requested banks, brokerage houses and other custodians, nominees and fiduciaries to forward all solicitation materials to the beneficial owners of the shares of Common Stock they hold of record. Mr. Baksa and Mr. Candelaria will reimburse these record holders for their reasonable out-of-pocket expenses in so doing.
Our estimate of the fees and expenses to be incurred in connection with this Consent Solicitation (excluding litigation costs, if any) is $450,000. However, the amount of these expenses may increase in the event, and to the extent, that the Company seeks to challenge any vote of stockholders in this Consent Solicitation, and we are required to engage in litigation with the Company to enforce the rights of the Company’s stockholders. To date, approximately $350,000 of expenses have been incurred in connection with this Consent Solicitation. Mr. Baksa will bear the costs of this Consent Solicitation. To the extent legally permissible, if successful in the adoption of Proposal 4 in whole or in part, we currently intend to seek reimbursement from the Company for Mr. Baksa’s costs and expenses in connection of this Consent Solicitation. We do not currently intend to submit the question of such reimbursement to a vote of the stockholders of the Company.
We have retained InvestorCom (“InvestorCom”) to provide solicitation and advisory services in connection with this solicitation. InvestorCom will receive a fee not to exceed $22,500, together with reimbursement for its reasonable out-of-pocket expenses, and will be indemnified by us against certain liabilities and expenses, including certain liabilities under the federal securities laws. InvestorCom will solicit consents from individuals, brokers, banks, bank nominees and other institutional holders. It is anticipated that InvestorCom will employ approximately 30 persons to solicit the Issuer’s stockholders as part of this solicitation. InvestorCom does not believe that any of its directors, officers, employees, affiliates or controlling persons, if any, is a “participant” in this Consent Solicitation.
SPECIAL INSTRUCTIONS
If you were a record holder of shares of Common Stock as of the close of business on the Record Date for this Consent Solicitation, you may elect to consent to, withhold consent, or abstain with respect to Proposals 1, 2 and 3 by marking the “CONSENT”, “WITHHOLD CONSENT” or “ABSTAIN” box, as applicable, underneath each Proposal on the accompanying GOLD consent card and signing, dating and returning it promptly in the enclosed post-paid envelope. If you were a record holder of shares of Common Stock as of the close of business on the Record Date for this Consent Solicitation, you may elect to consent to or withhold consent to Proposal 4 by marking the “CONSENT” or “WITHHOLD CONSENT” box, as applicable, underneath each Proposal on the accompanying GOLD consent card and signing, dating and returning it promptly in the enclosed post-paid envelope.
IF A STOCKHOLDER EXECUTES AND DELIVERS A GOLD CONSENT CARD, BUT FAILS TO CHECK A BOX MARKED “CONSENT”, “WITHHOLD CONSENT” OR “ABSTAIN” FOR PROPOSAL 1, 2 OR 3, THAT STOCKHOLDER WILL BE DEEMED TO HAVE CONSENTED TO THAT PROPOSAL, EXCEPT THAT THE STOCKHOLDER WILL NOT BE DEEMED TO CONSENT TO THE REMOVAL OF ANY DIRECTOR WHOSE NAME IS WRITTEN IN THE APPLICABLE SPACE PROVIDED IN ACCORDANCE WITH THE INSTRUCTION TO PROPOSAL 3 ON THE CONSENT CARD. IF A STOCKHOLDER EXECUTES AND DELIVERS A GOLD CONSENT CARD, BUT FAILS TO CHECK A BOX MARKED “CONSENT” OR “WITHHOLD CONSENT” FOR PROPOSAL 4, THAT STOCKHOLDER WILL NOT BE DEEMED TO CONSENT TO THE ELECTION OF ANY DIRECTOR WHOSE NAME IS WRITTEN IN THE APPLICABLE SPACE PROVIDED IN ACCORDANCE WITH THE INSTRUCTION TO PROPOSAL 4 ON THE CONSENT CARD.

YOUR CONSENT IS IMPORTANT. PLEASE SIGN AND DATE THE ENCLOSED GOLD CONSENT CARD AND RETURN IT IN THE ENCLOSED POST-PAID ENVELOPE PROMPTLY. YOU MUST DATE YOUR CONSENT IN ORDER FOR IT TO BE VALID. FAILURE TO SIGN, DATE AND RETURN YOUR CONSENT WILL HAVE THE SAME EFFECT AS REJECTING THE PROPOSALS.
Broker Non-Votes and Abstentions
Broker non-votes occur when brokers holding shares in street name for beneficial owners do not receive instructions from the beneficial owners about how to vote their shares. An abstention occurs when a stockholder withholds such stockholder’s vote by checking the “ABSTAIN” box on the consent card, or similarly elects to abstain via Internet or telephone voting. Under the rules that govern brokers who are voting with respect to shares held in “street name”, your broker will NOT be able to vote your shares with respect to the Proposals if you have not provided instructions to your broker. We strongly encourage you to provide instructions to your broker to vote your shares and exercise your right as a stockholder. Broker non-votes and abstentions are treated as shares that are entitled to vote and will have the same effect as a vote “WITHHOLD CONSENT” with respect to each Proposal.
If your shares are held in the name of a bank, broker firm, dealer, trust company or other nominee, only it can execute a consent with respect to those shares of Common Stock and only on receipt of specific instructions from you. Thus, you should contact the person responsible for your account and give instructions for the GOLD consent card to be signed representing your shares. You should confirm in writing your instructions to the person responsible for your account and provide a copy of those instructions to InvestorCom, 65 Locust Avenue, Suite 302, New Canaan, CT 06840, telephone: (877) 972-0090, so that we will be aware of all instructions given and can seek to ensure that those instructions are followed.
If you have any questions or require any assistance in executing your consent, please contact InvestorCom at the numbers listed below.
If you have any questions, require assistance in voting your GOLD consent card, or need additional copies of this Consent Statement,
please contact InvestorCom at the phone numbers or email listed below.
65 Locust Avenue — Suite 302
New Canaan, CT 06840
Toll Free (877) 972-0090
Banks and Brokers call collect (203) 972-9300
proxy@investor-com.com
Important Notice Regarding the Availability of this Consent Statement
In accordance with the rules of the SEC, we are advising the Company’s stockholders of the availability on the Internet of this Consent Statement and all other solicitation materials in connection with this Consent Solicitation. These rules allow us to provide access to proxy and consent materials in one of two ways. Because we have elected to utilize the “full set delivery” option, we are delivering, to all stockholders, paper copies of this Consent Statement and all other solicitation materials in connection with this Consent Solicitation, as well as providing access to those materials on a publicly accessible website. Under Delaware law, the Proposals will become effective if valid, unrevoked consents signed by the holders of a majority of the outstanding Shares as of the Record Date are delivered to the Company within 60 days of the earliest-dated consent delivered to the Company. This Consent Statement and all other solicitation materials in connection with this Consent Solicitation, including the Consent Card, are available, free of charge, at icommaterials.com/SITO.

Information Concerning the Company
We have omitted from this Consent Solicitation Statement certain disclosure required by applicable law to be included in the Company’s consent revocation statement and our Consent Solicitation Statement. Such disclosure includes, among other things, information regarding securities of the Company beneficially owned by the Company’s directors, nominees and management; certain stockholders’ beneficial ownership of more than 5% of the Company’s voting securities; information concerning executive compensation; and information concerning the procedures for submitting stockholder proposals and director nominations intended for consideration at the Annual Meeting and for consideration for inclusion in the proxy materials for that meeting. If the Company does not distribute a consent revocation statement to its stockholders prior to the consummation of this Consent Solicitation, we will distribute to the stockholders a supplement to this Consent Solicitation Statement containing such disclosures prior to its final delivery of consents to the Company. In addition, if the Company does distribute a consent revocation statement to its stockholders, We will not make a final delivery of consents until a period of at least three business days has expired subsequent to its distribution. Except as otherwise noted herein, the information in this Consent Solicitation Statement concerning the Company has been taken from or is based upon documents and records on file with the SEC and other publicly available information.
Conclusion
We urge you to carefully consider the information contained in the attached Consent Solicitation Statement and then support our efforts by signing, dating and returning the enclosed GOLD consent card today.
Thank you for your support,
Stephen D. Baksa
Thomas Candelaria
Michael Durden
Itzhak Fisher
Thomas J. Pallack
Matthew Stecker
Thomas Thekkethala
May 2, 2017

ANNEX I
TRANSACTIONS BY THE PARTICIPANTS IN THE SECURITIES OF SITO MOBILE, LTD.
DURING THE PAST TWO YEARS
This Annex I sets forth information with respect to each purchase and sale of shares of Common Stock that was effectuated by a Participant, or affiliates of a Participant, during the past two years. As of the date of this Consent Statement, Mr. Baksa and Mr. Candelaria are the only Participants, or affiliates of a Participant, that beneficially own Common Stock. Unless otherwise indicated, all transactions were effectuated in the open market through a broker.
STEPHEN D. BAKSA
Trade Date	Shares Purchased (Sold)
March 17, 2017	73,194
March 29, 2017	19,361
THOMAS M. CANDELARIA
Trade Date	Shares Purchased (Sold)
March 9, 2015	325,000

ANNEX II
AMENDED AND RESTATED BYLAWS OF
SITO MOBILE, LTD.
(a Delaware corporation)

ARTICLE I
STOCKHOLDERS
1. CERTIFICATES REPRESENTING STOCK.   Certificates representing stock in the corporation shall be signed by, or in the name of, the corporation by the Chairperson or Vice-Chairperson of the Board of Directors, if any, or by the President or a Vice-President and by the Treasurer or an Assistant Treasurer or the Secretary or an Assistant Secretary of the corporation. Any or all the signatures on any such certificate may be a facsimile. In case any officer, transfer agent, or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent, or registrar before such certificate is issued, it may be issued by the corporation with the same effect as if such person were such officer, transfer agent, or registrar at the date of issue.
Whenever the corporation shall be authorized to issue more than one class of stock or more than one series of any class of stock, and whenever the corporation shall issue any shares of its stock as partly paid stock, the certificates representing shares of any such class or series or of any such partly paid stock shall set forth thereon the statements prescribed by the General Corporation Law. Any restrictions on the transfer or registration of transfer of any shares of stock of any class or series shall be noted conspicuously on the certificate representing such shares.
The corporation may issue a new certificate of stock or uncertificated shares in place of any certificate theretofore issued by it, alleged to have been lost, stolen, or destroyed, and the Board of Directors may require the owner of the lost, stolen, or destroyed certificate, or such owner’s legal representative, to give the corporation a bond sufficient to indemnify the corporation against any claim that may be made against it on account of the alleged loss, theft, or destruction of any such certificate or the issuance of any such new certificate or uncertificated shares.
2. UNCERTIFICATED SHARES.   Subject to any conditions imposed by the General Corporation Law, the Board of Directors of the corporation may provide by resolution or resolutions that some or all of any or all classes or series of the stock of the corporation shall be uncertificated shares. Within a reasonable time after the issuance or transfer of any uncertificated shares, the corporation shall send to the registered owner thereof any written notice prescribed by the General Corporation Law.
3. FRACTIONAL SHARE INTERESTS.   The corporation may, but shall not be required to, issue fractions of a share. If the corporation does not issue fractions of a share, it shall (1) arrange for the disposition of fractional interests by those entitled thereto, (2) pay in cash the fair value of fractions of a share as of the time when those entitled to receive such fractions are determined, or (3) issue scrip or warrants in registered form (either represented by a certificate or uncertificated) or bearer form (represented by a certificate) which shall entitle the holder to receive a full share upon the surrender of such scrip or warrants aggregating a full share. A certificate for a fractional share or an uncertificated fractional share shall, but scrip or warrants shall not unless otherwise provided therein, entitle the holder to exercise voting rights, to receive dividends thereon, and to participate in any of the assets of the corporation in the event of liquidation. The Board of Directors may cause scrip or warrants to be issued subject to the conditions that they shall become void if not exchanged for certificates representing the full shares or uncertificated full shares before a specified date, or subject to the conditions that the shares for which scrip or warrants are exchangeable may be sold by the corporation and the proceeds thereof distributed to the holders of scrip or warrants, or subject to any other conditions which the Board of Directors may impose.
4. STOCK TRANSFERS.   Upon compliance with provisions restricting the transfer or registration of transfer of shares of stock, if any, transfers or registration of transfers of shares of stock of the corporation shall be made only on the stock ledger of the corporation by the registered holder thereof, or by the registered holder’s attorney thereunto authorized by power of attorney duly executed and filed with the Secretary of the corporation or with a transfer agent or a registrar, if any, and, in the case of shares represented by certificates, on surrender of the certificate or certificates for such shares of stock properly endorsed and the payment of all taxes due thereon.
5. RECORD DATE FOR STOCKHOLDERS.   In order that the corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date shall not be more than sixty nor less than ten days before the date of such meeting. If no record date is fixed by the Board of Directors, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting. In order that the corporation may determine the stockholders entitled to consent to corporate action in writing without a meeting, the Board of Directors may fix a record date, which record date shall not proceed the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which date shall not be more than ten days after the date upon which the resolution fixing the record date is adopted by the Board of Directors. If no record date has been fixed by the Board of Directors, the record date for determining the stockholders entitled to consent to corporate action in writing without a meeting, when no prior action by the Board of Directors is required by the General Corporation Law, shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the corporation by delivery to its principal place of business or an officer or agent of the corporation having custody of the book in which proceedings of meetings of stockholders are recorded. If no record date has been fixed by the Board of Directors and prior action by the Board of Directors is required by the General Corporation Law, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting shall be at the close of business on the day on which the Board of Directors adopts the resolution taking such prior action. In order that the corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the stockholders entitled to exercise any rights in respect of any change, conversion, or exchange of stock, or for the purpose of any other lawful action, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall be not more than sixty days prior to such action. If no record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.
6. MEANING OF CERTAIN TERMS.   As used herein in respect of the right to notice of a meeting of stockholders or a waiver thereof or to participate or vote thereat or to consent or dissent in writing in lieu of a meeting, as the case may be, the term “share” or “shares” or “share of stock” or “shares of stock” or “stockholder” or “stockholders” refers to an outstanding share or shares of stock and to a holder or holders of record of outstanding shares of stock when the corporation is authorized to issue only one class of shares of stock, and said reference is also intended to include any outstanding share or shares of stock and any holder or holders of record of outstanding shares of stock of any class upon which or upon whom the certificate of incorporation confers such rights where there are two or more classes or series of shares of stock or upon which or upon whom the General Corporation Law confers such rights notwithstanding that the certificate of incorporation may provide for more than one class or series of shares of stock, one or more of which are limited or denied such rights thereunder; provided, however, that no such right shall vest in the event of an increase or a decrease in the authorized number of shares of stock of any class or series which is otherwise denied voting rights under the provisions of the certificate of incorporation, except as any provision of law may otherwise require.
7. STOCKHOLDER MEETINGS.
— TIME.   The annual meeting shall be held on the date and at the time fixed, from time to time, by the directors, provided, that the first annual meeting shall be held on a date within thirteen months after the organization of the corporation, and each successive annual meeting shall be held on a date within thirteen months after the date of the preceding annual meeting. A special meeting shall be held on the date and at the time fixed by the directors.
— PLACE.   Annual meetings and special meetings may be held at such place, either within or without the State of Delaware, as the directors may, from time to time, fix. Whenever the directors shall fail to fix such place, the meeting shall be held at the registered office of the corporation in the State of Delaware. The board of directors may also, in its sole discretion, determine that the meeting shall not be held at any place, but may instead be held solely by means of remote communication as authorized by Section 211(a) (2) of the Delaware General Corporation Law. If a meeting by remote communication is authorized by the board of directors in its sole discretion, and subject to guidelines and procedures as the board of directors may adopt, stockholders and proxyholders not physically present at a meeting of stockholders may, by means of remote communication participate in a meeting of stockholders and be deemed present in person and vote at a meeting of stockholders whether such meeting is to be held at a designated place or solely by means of remote communication, provided that (a) the corporation shall implement reasonable measures to verify that each person deemed present and permitted to vote at the meeting by means of remote communication is a stockholder or proxyholder, (b) the corporation shall implement reasonable measures to provide such stockholders and proxyholders a reasonable opportunity to participate in the meeting and to vote on matters submitted to the stockholders, including an opportunity to read or hear the proceedings of the meeting substantially concurrently with such proceedings, and (c) if any stockholder or proxyholder votes or takes other action at the meeting by means of remote communication, a record of such vote or other action shall be maintained by the corporation.
— CALL.   Annual meetings and special meetings may be called by the directors or by any officer instructed by the directors to call the meeting.
— NOTICE OR WAIVER OF NOTICE.   Written notice of all meetings shall be given, which shall state the place, if any, date, and hour of the meeting, the means of remote communication, if any, by which stockholders and proxyholders may be deemed to be present in person and vote at such meeting, and in the case of a special meeting, the purpose or purposes for which the meeting is called. The notice of an annual meeting shall state that the meeting is called for the election of directors and for the transaction of other business which may properly come before the meeting, and shall (if any other action which could be taken at a special meeting is to be taken at such annual meeting) state the purpose or purposes. The notice of any meeting shall also include, or be accompanied by, any additional statements, information, or documents prescribed by the General Corporation Law. Except as otherwise provided by the General Corporation Law, the written notice of any meeting shall be given not less than ten days nor more than sixty days before the date of the meeting to each stockholder entitled to vote at such meeting. If mailed, notice is given when deposited in the United States mail, postage prepaid, directed to the stockholder at such stockholder’s address as it appears on the records of the corporation. If a meeting is adjourned to another time or place, notice need not be given of the adjourned meeting if the time, place, if any, thereof, and the means of remote communications, if any, by which stockholders and proxyholders may be deemed to be present in person and vote at such adjourned meeting are announced at the meeting at which the adjournment is taken. At the adjourned meeting the corporation may transact any business which might have been transacted at the original meeting. If the adjournment is for more than 30 days, or if after the adjournment a new record date is fixed for the adjourned meeting; a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting. Whenever notice is required to be given under the Delaware General Corporation Law, certificate of incorporation or bylaws, a written waiver signed by the person entitled to notice, or a waiver by electronic transmission by the person entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to notice. Attendance of a stockholder at a meeting of stockholders shall constitute a waiver of notice of such meeting, except when the stockholder attends the meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the stockholders need be specified in any written waiver of notice or any waiver by electronic transmission unless so required by the certificate of incorporation or these bylaws.

— STOCKHOLDER LIST.   The officer who has charge of the stock ledger of the corporation shall prepare and make, at least ten days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting for a period of at least ten days prior to the meeting on a reasonably accessible electronic network, provided that the information required to gain access to such list is provided with the notice of the meeting or during ordinary business hours at the principal place of business of the corporation. In the event that the corporation determines to make the list available on an electronic network, the corporation may take reasonable steps to ensure that such information is available only to stockholders of the corporation. If the meeting is to be held at a place, then the list shall be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present. If the meeting is to be held solely by means of remote communication, then the list shall also be open to the examination of any stockholder during the whole time of the meeting on a reasonably accessible electronic network, and the information required to access such list shall be provided with the notice of the meeting. The stock ledger shall be the only evidence as to who are the stockholders entitled to examine the stock ledger, the list required by this section or the books of the corporation, or to vote in person or by proxy at any meeting of stockholders.
— CONDUCT OF MEETING.   Meetings of the stockholders shall be presided over by one of the following officers in the order of seniority and if present and acting — the Chairperson of the Board, if any, the Vice-Chairperson of the Board, if any, the President, a Vice-President, or, if none of the foregoing is in office and present and acting, by a chairperson to be chosen by the stockholders. The Secretary of the corporation, or in such Secretary’s absence, an Assistant Secretary, shall act as secretary of every meeting, but if neither the Secretary nor an Assistant Secretary is present the chairperson of the meeting shall appoint a secretary of the meeting.
— PROXY REPRESENTATION.   Each stockholder entitled to vote at a meeting of stockholders or to express consent or dissent to corporate action in writing without a meeting may authorize another person or persons to act for such stockholder by proxy, but no such proxy shall be voted or acted upon after 3 years from its date, unless the proxy provides for a longer period. A stockholder may execute a writing authorizing another person or persons to act for such stockholder as proxy. Execution may be accomplished by the stockholder or such stockholder’s authorized officer, director, employee or agent signing such writing or causing such person’s signature to be affixed to such writing by any reasonable means including, but not limited to, by facsimile signature. A stockholder may also authorize another person or persons to act for such stockholder as proxy by transmitting or authorizing the transmission of a telegram, cablegram, or other means of electronic transmission to the person who will be the holder of the proxy or to a proxy solicitation firm, proxy support service organization or like agent duly authorized by the person who will be the holder of the proxy to receive such transmission, provided that any such telegram, cablegram or other means of electronic transmission must either set forth or be submitted with information from which it can be determined that the telegram, cablegram or other electronic transmission was authorized by the stockholder. If it is determined that such telegrams, cablegrams or other electronic transmissions are valid, the inspectors or, if there are no inspectors, such other persons making the determination shall specify the information upon which they relied. Any copy, facsimile telecommunication or other reliable reproduction of the writing or transmission created pursuant to Section 212(c) of the Delaware General Corporation Law may be substituted or used in lieu of the original writing or transmission for any and all purposes for which the original writing or transmission could be used, provided that such copy, facsimile telecommunication or other reproduction shall be a complete reproduction of the entire original writing or transmission. A duly executed proxy shall be irrevocable if it states that it is irrevocable and, if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power. A proxy may be made irrevocable regardless of whether the interest with which it is coupled is an interest in the stock itself or an interest in the corporation generally.
— INSPECTORS.   The directors, in advance of any meeting, may, but need not, appoint one or more inspectors of election to act at the meeting or any adjournment thereof. If an inspector or inspectors are not appointed, the person presiding at the meeting may, but need not, appoint one or more inspectors. In case any person who may be appointed as an inspector fails to appear or act, the vacancy may be filled by appointment made by the directors in advance of the meeting or at the meeting by the person presiding thereat. Each inspector, if any, before entering upon the discharge of duties of inspector, shall take and sign an oath faithfully to execute the duties of inspector at such meeting with strict impartiality and according to the best of such inspector’s ability. The inspectors, if any, shall determine the number of shares of stock outstanding and the voting power of each, the shares of stock represented at the meeting, the existence of a quorum, the validity and effect of proxies, and shall receive votes, ballots, or consents, hear and determine all challenges and questions arising in connection with the right to vote, count and tabulate all votes, ballots, or consents, determine the result, and do such acts as are proper to conduct the election or vote with fairness to all stockholders. On request of the person presiding at the meeting, the inspector or inspectors, if any, shall make a report in writing of any challenge, question, or matter determined by such inspector or inspectors and execute a certificate of any fact found by such inspector or inspectors. Except as may otherwise be required by subsection (e) of Section 231 of the General Corporation Law, the provisions of that Section shall not apply to the corporation.
— QUORUM.   The holders of a majority of the outstanding shares of stock shall constitute a quorum at a meeting of stockholders for the transaction of any business. The stockholders present may adjourn the meeting despite the absence of a quorum.
— VOTING.   Each share of stock shall entitle the holder thereof to one vote. Directors shall be elected by a plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors. Any other action shall be authorized by a majority OI the votes cast except where the General Corporation Law prescribes a different percentage of votes and/or a different exercise of voting power, and except as may be otherwise prescribed by the provisions of the certificate of incorporation and these Bylaws. In the election of directors, and for any other action, voting need not be by ballot.
8. STOCKHOLDER ACTION WITHOUT MEETINGS.   Except as any provision of the General Corporation Law may otherwise require, any action required by the General Corporation Law to be taken at any annual or special meeting of stockholders, or any action which may be taken at any annual or special meeting of stockholders, may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. A telegram, cablegram or other electronic transmission consenting to an action to be taken and transmitted by a stockholder or proxyholder, or by a person or persons authorized to act for a stockholder or proxyholder, shall be deemed to be written, signed and dated for the purposes of this section, provided that any such telegram, cablegram or other electronic transmission sets forth or is delivered with information from which the corporation can determine that the telegram, cablegram or other electronic transmission was transmitted by the stockholder or proxyholder or by a person or persons authorized to act for the stockholder or proxyholder and the date on which such stockholder or proxyholder or authorized person or persons transmitted such telegram, cablegram or electronic transmission. The date on which such telegram, cablegram or electronic transmission is transmitted shall be deemed to be the date on which such consent was signed. No consent given by telegram, cablegram or other electronic transmission shall be deemed to have been delivered until such consent is reproduced in paper form and until such paper shall be delivered to the corporation by delivery to its principal place of business or an officer or agent of the corporation having custody of the book in which the proceedings of meetings of stockholders are recorded, to the extent and in the manner provided by resolution of the board of directors of the corporation. Any copy, facsimile or other reliable reproduction of a consent in writing may be substituted or used in lieu of the original writing for any and all purposes for which the original writing could be used, provided that such copy, facsimile or other reproduction shall be a complete reproduction of the entire original writing. Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing. Action taken pursuant to this paragraph shall be subject to the provisions of Section 228 of the General Corporation Law.

ARTICLE II
DIRECTORS
l. FUNCTIONS AND DEFINITION.   The business and affairs of the corporation shall be managed by or under the direction of the Board of Directors of the corporation. The Board of Directors shall have the authority to fix the compensation of the members thereof. The use of the phrase “whole board” herein refers to the total number of directors which the corporation would have if there were no vacancies.
2. QUALIFICATIONS AND NUMBER.   A director need not be a stockholder, a citizen of the United States, or a resident of the State of Delaware. The initial Board of Directors shall consist of one (1) person. Thereafter the number of directors constituting the whole board shall be at least one. Subject to the foregoing limitation and except for the first Board of Directors, such number may be fixed from time to time by action of the stockholders or of the directors, or, if the number is not fixed, the number shall be one (1). The number of directors may be increased or decreased by action of the stockholders or of the directors.
3. ELECTION AND TERM.   The first Board of Directors, unless the members thereof shall have been named in the certificate of incorporation, shall be elected by the incorporator or incorporators and shall hold office until the first annual meeting of stockholders and until their successors are elected and qualified or until their earlier resignation or removal. Any director may resign at any time upon notice given in writing or by electronic transmission to the corporation. Thereafter, directors who are elected at an annual meeting of stockholders, and directors who are elected in the interim to fill vacancies and newly created directorships, shall hold office until the next annual meeting of stockholders and until their successors are elected and qualified or until their earlier resignation or removal. Except as the General Corporation Law may otherwise require, in the interim between annual meetings of stockholders or of special meetings of stockholders called for the election of directors and/or for the removal of one or more directors and for the filling of any vacancy in that connection, newly created directorships and any vacancies in the Board of Directors, including unfilled vacancies resulting from the removal of directors for cause or without cause, may be filled by the vote of a majority of the remaining directors then in office, although less than a quorum, or by the sole remaining director or by a vote of the holders of a majority of the shares of each class of shares of voting stock, present in person or by proxy, or acting by written consent then entitled to vote at an election of directors.
4. MEETINGS.
— TIME.   Meetings shall be held at such time as the Board shall fix, except that the first meeting of a newly elected Board shall be held as soon after its election as the directors may conveniently assemble.
— PLACE.   Meetings shall be held at such place within or without the State of Delaware as shall be fixed by the Board.
— CALL.   No call shall be required for regular meetings for which the time and place have been fixed. Special meetings may be called by or at the direction of the Chairperson of the Board, if any, the Vice-Chairperson of the Board, if any, of the President, or of a majority of the directors in office.
— NOTICE OR ACTUAL OR CONSTRUCTIVE WAIVER.   No notice shall be required for regular meetings for which the time and place have been fixed. Written, oral or any other mode of notice of the time and place shall be given for special meetings in sufficient time for the convenient assembly of the directors thereat. Whenever notice is required to be given under the Delaware General Corporation Law, certificate of incorporation or bylaws, a written waiver signed by the person entitled to notice, or a waiver by electronic transmission by the person entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to notice. Attendance of any such person at a meeting shall constitute a waiver of notice of such meeting, except when such person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the directors need be specified in any written waiver of notice.
— QUORUM AND ACTION.   A majority of the whole Board shall constitute a quorum except when a vacancy or vacancies prevents such majority, whereupon a majority of the directors in office shall constitute a quorum, provided, that such majority shall constitute at least one-third of the whole Board. A majority of the directors present, whether or not a quorum is present, may adjourn a meeting to another time and place. Except as herein otherwise provided, and except as otherwise provided by the General Corporation Law, the vote of the majority of the directors present at a meeting at which a quorum is present shall be the act of the Board. The quorum and voting provisions herein stated shall not be construed as conflicting with any provisions of the General Corporation Law and these Bylaws which govern a meeting of directors held to fill vacancies and newly created directorships in the Board or action of disinterested directors.
Any member or members of the Board of Directors or of any committee designated by the Board, may participate in a meeting of the Board, or any such committee, as the case may be, by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other.
— CHAIRPERSON OF THE MEETING.   The Chairperson of the Board, if any and if present and acting, shall preside at all meetings. Otherwise, the Vice-Chairperson of the Board, if any and if present and acting, or the President, if present and acting, or any other director chosen by the Board, shall preside.
5. REMOVAL OF DIRECTORS.   Except as may otherwise be provided by the General Corporation Law, any director or the entire Board of Directors may be removed, with or without cause, by the holders of a majority of the shares then entitled to vote at an election of directors.
6. COMMITTEES.   The Board of Directors may designate one or more committees, each committee to consist of one or more of the directors of the corporation. The Board may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of any member of any such committee or committees, the member or members thereof present at any meeting and not disqualified from voting, whether or not such member or members constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member. Any such committee, to the extent provided in the resolution of the Board, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the corporation with the exception of any power or authority the delegation of which is prohibited by Section 141 of the General Corporation Law, and may authorize the seal of the corporation to be affixed to all papers which may require it.
7. WRITTEN ACTION.   Any action required or permitted to be taken at any meeting of the Board of Directors or any committee thereof may be taken without a meeting if all members of the Board or committee, as the case may be, consent thereto in writing or electronic transmission, and the writing or writings or electronic transmission or transmissions are filed with the minutes of proceedings of the Board or committee. Such filing shall be in paper form if the minutes are maintained in paper form and shall be in electronic form if the minutes are maintained in electronic form.
ARTICLE III
OFFICERS
The officers of the corporation shall consist of a President, a Secretary, a Treasurer, and, if deemed necessary, expedient, or desirable by the Board of Directors, a Chairperson of the Board, a Vice-Chairperson of the Board, an Executive Vice-President, one or more other Vice-Presidents, one or more Assistant Secretaries, one or more Assistant Treasurers, and such other officers with such titles as the resolution of the Board of Directors choosing them shall designate. Except as may otherwise be provided in the resolution of the Board of Directors choosing such officer, no officer other than the Chairperson or Vice-Chairperson of the Board, if any, need be a director. Any number of offices may be held by the same person, as the directors may determine.
Unless otherwise provided in the resolution choosing such officer, each officer shall be chosen for a term which shall continue until the meeting of the Board of Directors following the next annual meeting of stockholders and until such officer’s successor shall have been chosen and qualified.
All officers of the corporation shall have such authority and perform such duties in the management and operation of the corporation as shall be prescribed in the resolutions of the Board of Directors designating and choosing such officers and prescribing their authority and duties, and shall have such additional authority and duties as are incident to their office except to the extent that such resolutions may be inconsistent therewith. The Secretary or an Assistant Secretary of the corporation shall record all of the proceedings of all meetings and actions in writing of stockholders, directors, and committees of directors, and shall exercise such additional authority and perform such additional duties as the Board shall assign to such Secretary or Assistant Secretary. Any officer may be removed, with or without cause, by the Board of Directors. Any vacancy in any office may be filled by the Board of Directors.
ARTICLE IV
CORPORATE SEAL
The corporate seal shall be in such form as the Board of Directors shall prescribe.
ARTICLE V
FISCAL YEAR
The fiscal year of the corporation shall be fixed, and shall be subject to change, by the Board of Directors.
ARTICLE VI
CONTROL OVER BYLAWS
Subject to the provisions of the certificate of incorporation and the provisions of the General Corporation Law, the power to amend, alter, or repeal these Bylaws and to adopt new Bylaws may be exercised by the Board of Directors or by the stockholders.
ARTICLE VII
INDEMNIFICATION
1. RIGHT TO INDEMNIFICATION.   The Corporation shall indemnify and hold harmless, to the fullest extent permitted by applicable law as it presently exists or may hereafter be amended, any person who was or is made or is threatened to be made a party or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (a “proceeding”) by reason of the fact that he or she, or a person for whom he or she is the legal representative, is or was a director, officer, employee or agent of the Corporation or is or was serving at the request of the Corporation as director, officer, employee or agent of another corporation or of a partnership, joint venture, trust, enterprise or nonprofit entity, including service with respect to employee benefit plans, against all liability and loss suffered and expenses (including attorneys’ fees) reasonably incurred by such person. Notwithstanding the preceding sentence, the Corporation shall be required to indemnify a person in connection with a proceeding (or part thereof) initiated by such person only if the proceeding (or part thereof) was authorized by the Board of Directors of the Corporation.
2. PREPAYMENT OF EXPENSES.   The Corporation shall pay the expenses (including attorneys’ fees) incurred in defending any proceeding in advance of its final disposition; provided, however, that the payment of expenses incurred by a director or officer in advance of the final disposition of the proceeding shall be made only upon receipt of an undertaking by the director or officer to repay all amounts advanced if it should be ultimately determined that the director or officer is not entitled to be indemnified under this Article VII or otherwise.
3. CLAIMS.   If a claim for indemnification or payment of expenses under this Article VII is not paid in full within sixty days after a written claim therefor has been received by the Corporation, the claimant may file suit to recover the unpaid amount of such claim and, if successful in whole or in part, shall be entitled to be paid the expense of prosecuting such claim. In any such action the Corporation shall have the burden of proving that the claimant was not entitled to the requested indemnification or payment of expenses under applicable law.
4. NONEXCLUSIVITY OF RIGHTS.   The rights conferred on any person by this Article VII shall not be exclusive of any other rights which such person may have or hereafter acquire under any statute, provision of the Certificate of Incorporation, these Bylaws, agreement, vote of stockholders or disinterested directors or otherwise.

5. OTHER INDEMNIFICATION.   The Corporation’s obligation, if any, to indemnify any person who was or is serving at its request as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, enterprise or nonprofit entity shall be reduced by any amount such person may collect as indemnification from such other corporation, partnership, joint venture, trust, enterprise or nonprofit enterprise.
6. AMENDMENT OR REPEAL.   Any repeal or modification of the foregoing provisions of this Article VII shall not adversely affect any right or protection hereunder of any person in respect of any act or omission occurring prior to the time of such repeal or modification.
ARTICLE VIII
FORUM SELECTION
Unless the Corporation consents in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware shall be the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the Corporation, (ii) any action asserting a claim for breach of a fiduciary duty owed by any director, officer, employee or agent of the Corporation to the Corporation or the Corporation’s stockholders, (iii) any action asserting a claim arising pursuant to any provision of the Delaware General Corporation Law, the certificate of incorporation of the Corporation or these Bylaws (iv) any action asserting a claim governed by the internal affairs doctrine, in each case subject to said Court of Chancery having personal jurisdiction over the indispensable parties named as defendants therein. Any person or entity purchasing or otherwise acquiring any interest in shares of capital stock of the Corporation shall be deemed to have notice of and consented to the provisions of this Article VIII.
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Exhibit 3.1 AMENDED AND RESTATED BYLAWS OF SITO MOBILE, LTD.

The corporation may issue a new certificate of stock or uncertificated shares in place of any certificate theretofore issued by it, alleged to have been lost, stolen, or destroyed, and the Board of Directors may require the owner of the lost, stolen, or destroyed certificate, or such owner 's legal representative, to give the corporation a bond sufficient to indemnify the corporation against any claim that may be made against it on account of the alleged loss, theft, or destruction of any such certificate or the issuance of any such new certificate or uncertificated shares. 2. UNCERTIFICATED SHARES. Subject to any conditions imposed by the General Corporation Law, the Board of Directors of the corporation may provide by resolution or resolutions that some or all of any or all classes or series of the stock of the corporation shall be uncertificated shares. Within a reasonable time after the issuance or transfer of any uncertificated shares, the corporation shall send to the registered owner thereof any written notice prescribed by the General Corporation Law.

3. FRACTIONAL SHARE INTERESTS. The corporation may, but shall not be required to, issue fractions of a share. If the corporation does not issue fractions of a share, it shall (1) arrange for the disposition of fractional interests by those entitled thereto, (2) pay in cash the fair value of fractions of a share as of the time when those entitled to receive such fractions are determined, or (3) issue scrip or warrants in registered form (either represented by a certificate or uncertificated) or bearer form (represented by a certificate) which shall entitle the holder to receive a full share upon the surrender of such scrip or warrants aggregating a full share. A certificate for a fractional share or an uncertificated fractional share shall, but scrip or warrants shall not unless otherwise provided therein, entitle the holder to exercise voting rights, to receive dividends thereon, and to participate in any of the assets of the corporation in the event of liquidation. The Board of Directors may cause scrip or warrants to be issued subject to the conditions that they shall become void if not exchanged for certificates representing the full shares or uncertificated full shares before a specified date, or subject to the conditions that the shares for which scrip or warrants are exchangeable may be sold by the corporation and the proceeds thereof distributed to the holders of scrip or warrants, or subject to any other conditions which the Board of Directors may impose.

4. STOCK TRANSFERS. Upon compliance with provisions restricting the transfer or registration of transfer of shares of stock, if any, transfers or registration of transfers of shares of stock of the corporation shall be made only on the stock ledger of the corporation by the registered holder thereof, or by the registered holder 's attorney thereunto authorized by power of attorney duly executed and filed with the Secretary of the corporation or with a transfer agent or a registrar, if any, and, in the case of shares represented by certificates, on surrender of the certificate or certificates for such shares of stock properly endorsed and the payment of all taxes due thereon. 5. RECORD DATE FOR STOCKHOLDERS. In order that the corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date shall not be more than sixty nor less than ten days before the date of such meeting. If no record date is fixed by the Board of Directors, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting. In order that the corporation may determine the stockholders entitled to consent to corporate action in writing without a meeting, the Board of Directors may fix a record date, which record date shall not proceed the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which date shall not be more than ten days after the date upon which the resolution fixing the record date is adopted by the Board of Directors. If no record date has been fixed by the Board of Directors, the record date for determining the stockholders entitled to consent to corporate action in writing without a meeting, when no prior action by the Board of Directors is required by the General Corporation Law, shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the corporation by delivery to its principal place of business or an officer or agent of the corporation having custody of the book in which proceedings of meetings of stockholders are recorded. If no record date has been fixed by the Board of Directors and prior action by the Board of Directors is required by the General Corporation Law, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting shall be at the close of business on the day on which the Board of Directors adopts the resolution taking such prior action. In order that the corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the stockholders entitled to exercise any rights in respect of any change, conversion, or exchange of stock, or for the purpose of any other lawful action, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall be not more than sixty days prior to such action. If no record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.

6. MEANING OF CERTAIN TERMS. As used herein in respect of the right to notice of a meeting of stockholders or a waiver thereof or to participate or vote thereat or to consent or dissent in writing in lieu of a meeting, as the case may be, the term "share " or "shares"or "share of stock"or "shares of stock" or "stockholder " or "stockholders " refers to an outstanding share or shares of stock and to a holder or holders of record of outstanding shares of stock when the corporation is authorized to issue only one class of shares of stock, and said reference is also intended to include any outstanding share or shares of stock and any holder or holders of record of outstanding shares of stock of any class upon which or upon whom the certificate of incorporation confers such rights where there are two or more classes or series of shares of stock or upon which or upon whom the General Corporation Law confers such rights notwithstanding that the certificate of incorporation may provide for more than one class or series of shares of stock, one or more of which are limited or denied such rights thereunder ; provided, however, that no such right shall vest in the event of an increase or a decrease in the authorized number of shares of stock of any class or series which is otherwise denied voting rights under the provisions of the certificate of incorporation, except as any provision of law may otherwise require. 7. STOCKHOLDER MEETINGS.

- TIME. The annual meeting shall be held on the date and at the time fixed, from time to time, by the directors, provided, that the first annual meeting shall be held on a date within thirteen months after the organization of the corporation, and each successive annual meeting shall be held on a date within thirteen months after the date of the preceding annual meeting. A special meeting shall be held on the date and at the time fixed by the directors. - PLACE. Annual meetings and special meetings may be held at such place, either within or without the State of Delaware, as the directors may, from time to time, fix. Whenever the directors shall fail to fix such place, the meeting shall be held at the registered office of the corporation in the State of Delaware. The board of directors may also, in its sole discretion, determine that the meeting shall not be held at any place, but may instead be held solely by means of remote communication as authorized by Section 211(a) (2) of the Delaware General Corporation Law. If a meeting by remote communication is authorized by the board of directors in its sole discretion, and subject to guidelines and procedures as the board of directors may adopt, stockholders and proxyholders not physically present at a meeting of stockholders may, by means of remote communication participate in a meeting of stockholders and be deemed present in person and vote at a meeting of stockholders whether such meeting is to be held at a designated place or solely by means of remote communication, provided that (a) the corporation shall implement reasonable measures to verify that each person deemed present and permitted to vote at the meeting by means of remote communication is a stockholder or proxyholder, (b) the corporation shall implement reasonable measures to provide such stockholders and proxyholders a reasonable opportunity to participate in the meeting and to vote on matters submitted to the stockholders, including an opportunity to read or hear the proceedings of the meeting substantially concurrently with such proceedings, and (c) if any stockholder or proxyholder votes or takes other action at the meeting by means of remote communication, a record of such vote or other action shall be maintained by the corporation. - CALL. Annual meetings and special meetings may be called by the directors or by any officer instructed by the directors to call the meeting.

NOTICE OR WAIVER OF NOTICE. Written notice of all meetings shall be given, which shall state the place, if any, date, and hour of the meeting, the means of remote communication, if any, by which stockholders and proxyholders may be deemed to be present in person and vote at such meeting, and in the case of a special meeting, the purpose or purposes for which the meeting is called. The notice of an annual meeting shall state that the meeting is called for the election of directors and for the transaction of other business which may properly come before the meeting, and shall (if any other action which could be taken at a special meeting is to be taken at such annual meeting) state the purpose or purposes. The notice of any meeting shall also include, or be accompanied by, any additional statements, information, or documents prescribed by the General Corporation Law. Except as otherwise provided by the General Corporation Law, the written notice of any meeting shall be given not less than ten days nor more than sixty days before the date of the meeting to each stockholder entitled to vote at such meeting. If mailed, notice is given when deposited in the United States mail, postage prepaid, directed to the stockholder at such stockholder’s address as it appears on the records of the corporation. If a meeting is adjourned to another time or place, notice need not be given of the adjourned meeting if the time, place, if any, thereof, and the means of remote communications, if any, by which stockholders and proxyholders may be deemed to be present in person and vote at such adjourned meeting are announced at the meeting at which the adjournment is taken. At the adjourned meeting the corporation may transact any business which might have been transacted at the original meeting. If the adjournment is for more than 30 days, or if after the adjournment a new record date is fixed for the adjourned meeting,; a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting. Whenever notice is required to be given under the Delaware General Corporation Law, certificate of incorporation or bylaws, a written waiver signed by the person entitled to notice, or a waiver by electronic transmission by the person entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to notice. Attendance of a stockholder at a meeting of stockholders shall constitute a waiver of notice of such meeting, except when the stockholder attends the meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the stockholders need be specified in any written waiver of notice or any waiver by electronic transmission unless so required by the certificate of incorporation or these bylaws.

shall be given to each stockholder of record entitled to vote at the meeting. Whenever notice is required to be given under the Delaware General Corporation Law, certificate of incorporation or bylaws, a written waiver signed by the person entitled to notice, or a waiver by electronic transmission by the person entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to notice. Attendance of a stockholder at a meeting of stockholders shall constitute a waiver of notice of such meeting, except when the stockholder attends the meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the stockholders need be specified in any written waiver of notice or any waiver by electronic transmission unless so required by the certificate of incorporation or these bylaws. STOCKHOLDER LIST. The officer who has charge of the stock ledger of the corporation shall prepare and make, at least ten days before every Annual Meeting or special meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting for a period of at least ten days prior to the meeting on a reasonably accessible electronic network, provided that the information required to gain access to such list is provided with the notice of the meeting or during ordinary business hours at the principal place of business of the corporation. In the event that the corporation determines to make the list available on an electronic network, the corporation may take reasonable steps to ensure that such information is available only to stockholders of the corporation. If the meeting is to be held at a locationplace, then the list shall be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present. If the meeting is to be held solely by means of remote communication, then the list shall also be open to the examination of any stockholder during the whole time of the meeting on a reasonably accessible electronic network, and the information required to access such list shall be provided with the notice of the meeting. The stock ledger shall be the soleonly evidenceas to who are the stockholders entitled to examine the stock ledger, the list required by this section or the books of the corporation, or to vote in person or by proxy at any meeting of stockholders. - CONDUCT OF MEETING. Meetings of the stockholders shall be presided over by one of the following officers in the order of seniority and if present and acting - the Chairperson of the Board, if any, the Vice -Chairperson of the Board, if any, the President, a Vice -President, or, if none of the foregoing is in office and present and acting, by a chairperson to be chosen by the stockholders. The Secretary of the corporation, or in such Secretary's absence, an Assistant Secretary, shall act as secretary of every meeting, but if neither the Secretary nor an Assistant Secretary is present the chairperson of the meeting shall appoint a secretary of the meeting.

- PROXY REPRESENTATION. Each stockholder entitled to vote at a meeting of stockholders or to express consent or dissent to corporate action in writing without a meeting may authorize another person or persons to act for such stockholder by proxy, but no such proxy shall be voted or acted upon after 3 years from its date, unless the proxy provides for a longer period. A stockholder may execute a writing authorizing another person or persons to act for such stockholder as proxy. Execution may be accomplished by the stockholder or such stockholder's authorized officer, director, employee or agent signing such writing or causing such person's signature to be affixed to such writing by any reasonable means including, but not limited to, by facsimile signature. A stockholder may also authorize another person or persons to act for such stockholder as proxy by transmitting or authorizing the transmission of a telegram, cablegram, or other means of electronic transmission to the person who will be the holder of the proxy or to a proxy solicitation firm, proxy support service organization or like agent duly authorized by the person who will be the holder of the proxy to receive such transmission, provided that any such telegram, cablegram or other means of electronic transmission must either set forth or be submitted with information from which it can be determined that the telegram, cablegram or other electronic transmission was authorized by the stockholder. If it is determined that such telegrams, cablegrams or other electronic transmissions are valid, the inspectors or, if there are no inspectors, such other persons making the determination shall specify the information upon which they relied. Any copy, facsimile telecommunication or other reliable reproduction of the writing or transmission created pursuant to Section 212(c) of the Delaware General Corporation Law may be substituted or used in lieu of the original writing or transmission for any and all purposes for which the original writing or transmission could be used, provided that such copy, facsimile telecommunication or other reproduction shall be a complete reproduction of the entire original writing or transmission. A duly executed proxy shall be irrevocable if it states that it is irrevocable and, if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power. A proxy may be made irrevocable regardless of whether the interest with which it is coupled is an interest in the stock itself or an interest in the corporation generally. - INSPECTORS. The directors, in advance of any meeting, may, but need not, appoint one or more inspectors of election to act at the meeting or any adjournment thereof. If an inspector or inspectors are not appointed, the person presiding at the meeting may, but need not, appoint one or more inspectors. In case any person who may be appointed as an inspector fails to appear or act, the vacancy may be filled by appointment made by the directors in advance of the meeting or at the meeting by the person presiding thereat. Each inspector, if any, before entering upon the discharge of duties of inspector, shall take and sign an oath faithfully to execute the duties of inspector at such meeting with strict impartiality and according to the best of such inspector's ability. The inspectors, if any, shall determine the number of shares of stock outstanding and the voting power of each, the shares of stock represented at the meeting, the existence of a quorum, the validity and effect of proxies, and shall receive votes, ballots, or consents, hear and determine all challenges and questions arising in connection with the right to vote, count and tabulate all votes, ballots, or consents, determine the result, and do such acts as are proper to conduct the election or vote with fairness to all stockholders. On request of the person presiding at the meeting, the inspector or inspectors, if any, shall make a report in writing of any challenge, question, or matter determined by such inspector or inspectors and execute a certificate of any fact found by such inspector or inspectors. Except as may otherwise be required by subsection (e) of Section 231 of the General Corporation Law, the provisions of that Section shall not apply to the corporation.

- QUORUM. The holders of a majority of the outstanding shares of stock shall constitute a quorum at a meeting of stockholders for the transaction of any business. The stockholders present may adjourn the meeting despite the absence of a quorum. - VOTING. Each share of stock shall entitle the holder thereof to one vote. Directors shall be elected by a plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors. Any other action shall be authorized by a majority OI the votes cast except where the General Corporation Law prescribes a different percentage of votes and/or a different exercise of voting power, and except as may be otherwise prescribed by the provisions of the certificate of incorporation and these Bylaws. In the election of directors, and for any other action, voting need not be by ballot.

8. STOCKHOLDER ACTION WITHOUT MEETINGS. Except as any provision of the General Corporation Law may otherwise require, any action required by the General Corporation Law to be taken at any annual or special meeting of stockholders, or any action which may be taken at any annual or special meeting of stockholders, may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted . A telegram, cablegram or other electronic transmission consenting to an action to be taken and transmitted by a stockholder or proxyholder, or by a person or persons authorized to act for a stockholder or proxyholder, shall be deemed to be written, signed and dated for the purposes of this section, provided that any such telegram, cablegram or other electronic transmission sets forth or is delivered with information from which the corporation can determine that the telegram, cablegram or other electronic transmission was transmitted by the stockholder or proxyholder or by a person or persons authorized to act for the stockholder or proxyholder and the date on which such stockholder or proxyholder or authorized person or persons transmitted such telegram, cablegram or electronic transmission. The date on which such telegram, cablegram or electronic transmission is transmitted shall be deemed to be the date on which such consent was signed. No consent given by telegram, cablegram or other electronic transmission shall be deemed to have been delivered until such consent is reproduced in paper form and until such paper shall be delivered to the corporation by delivery to its principal place of business or an officer or agent of the corporation having custody of the book in which the proceedings of meetings of stockholders are recorded, to the extent and in the manner provided by resolution of the board of directors of the corporation.. Any copy, facsimile or other reliable reproduction of a consent in writing may be substituted or used in lieu of the original writing for any and all purposes for which the original writing could be used, provided that such copy, facsimile or other reproduction shall be a complete reproduction of the entire original writing. Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing . Action taken pursuant to this paragraph shall be subject to the provisions of Section 228 of the General Corporation Law.

ARTICLE II DIRECTORS l. FUNCTIONS AND DEFINITION. The business and affairs of the corporation shall be managed by or under the direction of the Board of Directors of the corporation. The Board of Directors shall have the authority to fix the compensation of the members thereof. The use of the phrase “whole board” herein refers to the total number of directors which the corporation would have if there were no vacancies. 2. QUALIFICATIONS AND NUMBER. A director need not be a stockholder, a citizen of the United States, or a resident of the State of Delaware. The initial Board of Directors shall consist of one (1) person. Thereafter the number of directors constituting the whole board shall be at least one. Subject to the foregoing limitation and except for the first Board of Directors, such number may be fixed from time to time by action of the stockholders or of the directors, or, if the number is not fixed, the number shall be one (1). The number of directors may be increased or decreased by action of the stockholders or of the directors. 3. ELECTION AND TERM. The first Board of Directors, unless the members thereof shall have been named in the certificate of incorporation, shall be elected by the incorporator or incorporators and shall hold office until the first annual meeting of stockholders and until their successors are elected and qualified or until their earlier resignation or removal. Any director may resign at any time upon notice given in writing or by electronic transmission to the corporation. Thereafter, directors who are elected at an annual meeting of stockholders, and directors who are elected in the interim to fill vacancies and newly created directorships, shall hold office until the next annual meeting of stockholders and until their successors are elected and qualified or until their earlier resignation or removal. Except as the General Corporation Law may otherwise require, in the interim between annual meetings of stockholders or of special meetings of stockholders called for the election of directors and/or for the removal of one or more directors and for the filling of any vacancy in that connection, newly created directorships and any vacancies in the Board of Directors, including unfilled vacancies resulting from the removal of directors for cause or without cause, may be filled by the vote of a majority of the remaining directors then in office, although less than a quorum, or by the sole remaining director or by a vote of the holders of a majority of the shares of each class of shares of voting stock, present in person or by proxy, or acting by written consent then entitled to vote at an election of directors. 4. MEETINGS. - TIME. Meetings shall be held at such time as the Board shall fix, except that the first meeting of a newly elected Board shall be held as soon after its election as the directors may conveniently assemble. - PLACE. Meetings shall be held at such place within or without the State of Delaware as shall be fixed by the Board. - CALL. No call shall be required for regular meetings for which the time and place have been fixed. Special meetings may be called by or at the direction of the Chairperson of the Board, if any, the Vice -Chairperson of the Board, if any, of the President, or of a majority of the directors in office.

- NOTICE OR ACTUAL OR CONSTRUCTIVE WAIVER. No notice shall be required for regular meetings for which the time and place have been fixed. Written, oral or any other mode of notice of the time and place shall be given for special meetings in sufficient time for the convenient assembly of the directors thereat. Whenever notice is required to be given under the Delaware General Corporation Law, certificate of incorporation or bylaws, a written waiver signed by the person entitled to notice, or a waiver by electronic transmission by the person entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to notice . Attendance of any such person at a meeting shall constitute a waiver of notice of such meeting, except when such person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the directors need be specified in any written waiver of notice. - QUORUM AND ACTION. A majority of the whole Board shall constitute a quorum except when a vacancy or vacancies prevents such majority, whereupon a majority of the directors in office shall constitute a quorum, provided, that such majority shall constitute at least one- third of the whole Board. A majority of the directors present, whether or not a quorum is present, may adjourn a meeting to another time and place. Except as herein otherwise provided, and except as otherwise provided by the General Corporation Law, the vote of the majority of the directors present at a meeting at which a quorum is present shall be the act of the Board. The quorum and voting provisions herein stated shall not be construed as conflicting with any provisions of the General Corporation Law and these Bylaws which govern a meeting of directors held to fill vacancies and newly created directorships in the Board or action of disinterested directors. - CHAIRPERSON OF THE MEETING. The Chairperson of the Board, if any and if present and acting, shall preside at all meetings. Otherwise, the Vice -Chairperson of the Board, if any and if present and acting, or the President, if present and acting, or any other director chosen by the Board, shall preside. 5. REMOVAL OF DIRECTORS. Except as may otherwise be provided by the General Corporation Law, any director or the entire Board of Directors may be removed, with or without cause, by the holders of a majority of the shares then entitled to vote at an election of directors.

6. COMMITTEES. The Board of Directors may designate one or more committees, each committee to consist of one or more of the directors of the corporation. The Board may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of any member of any such committee or committees, the member or members thereof present at any meeting and not disqualified from voting, whether or not such member or members constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member. Any such committee, to the extent provided in the resolution of the Board, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the corporation with the exception of any power or authority the delegation of which is prohibited by Section 141 of the General Corporation Law, and may authorize the seal of the corporation to be affixed to all papers which may require it. 7. WRITTEN ACTION Any action required or permitted to be taken at any meeting of the Board of Directors or any committee thereof may be taken without a meeting if all members of the Board or committee, as the case may be, consent thereto in writing or electronic transmission, and the writing or writings or electronic transmission or transmissions are filed with the minutes of proceedings of the Board or committee. Such filing shall be in paper form if the minutes are maintained in paper form and shall be in electronic form if the minutes are maintained in electronic form. ARTICLE III OFFICERS The officers of the corporation shall consist of a President, a Secretary, a Treasurer, and, if deemed necessary, expedient, or desirable by the Board of Directors, a Chairperson of the Board, a Vice-Chairperson

of the Board, an Executive Vice-President, one or more other Vice-Presidents , one or more Assistant Secretaries, one or more Assistant Treasurers, and such other officers with such titles as the resolution of the Board of Directors choosing them shall designate. Except as may otherwise be provided in the resolution of the Board of Directors choosing such officer, no officer other than the Chairperson or Vice -Chairperson of the Board, if any, need be a director. Any number of offices may be held by the same person, as the directors may determine. Unless otherwise provided in the resolution choosing such officer, each officer shall be chosen for a term which shall continue until the meeting of the Board of Directors following the next annual meeting of stockholders and until such officer 's successor shall have been chosen and qualified. All officers of the corporation shall have such authority and perform such duties in the management and operation of the corporation as shall be prescribed in the resolutions of the Board of Directors designating and choosing such officers and prescribing their authority and duties, and shall have such additional authority and duties as are incident to their office except to the extent that such resolutions may be inconsistent therewith. The Secretary or an Assistant Secretary of the corporation shall record all of the proceedings of all meetings and actions in writing of stockholders, directors, and committees of directors, and shall exercise such additional authority and perform such additional duties as the Board shall assign to such Secretary or Assistant Secretary. Any officer may be removed, with or without cause, by the Board of Directors. Any vacancy in any office may be filled by the Board of Directors.

ARTICLE IV CORPORATE SEAL

The corporate seal shall be in such form as the Board of Directors shall prescribe. ARTICLE V FISCAL YEAR The fiscal year of the corporation shall be fixed, and shall be subject to change, by the Board of Directors. ARTICLE VI CONTROL OVER BYLAWS

Subject to the provisions of the certificate of incorporation and the provisions of the General Corporation Law, the power to amend, alter, or repeal these Bylaws and to adopt new Bylaws may be exercised by the Board of Directors or by the stockholders. ARTICLE VII INDEMNIFICATION 1. RIGHT TO INDEMNIFICATION. The Corporation shall indemnify and hold harmless, to the fullest extent permitted by applicable law as it presently exists or may hereafter be amended, any person who was or is made or is threatened to be made a party or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (a "proceeding" ) by reason of the fact that he or she, or a person for whom he or she is the legal representative, is or was a director, officer, employee or agent of the Corporation or is or was serving at the request of the Corporation as director, officer, employee or agent of another corporation or of a partnership, joint venture, trust, enterprise or nonprofit entity, including service with respect to employee benefit plans, against all liability and loss suffered and expenses (including attorneys' fees) reasonably incurred by such person. Notwithstanding the preceding sentence, the Corporation shall be required to indemnify a person in connection with a proceeding (or part thereof) initiated by such person only if the proceeding (or part thereof) was authorized by the Board of Directors of the Corporation. 2. PREPAYMENT OF EXPENSES. The Corporation shall pay the expenses (including attorneys' fees) incurred in defending any proceeding in advance of its final disposition; provided, however, that the payment of expenses incurred by a director or officer in advance of the final disposition of the proceeding shall be made only upon receipt of an undertaking by the director or officer to repay all amounts advanced if it should be ultimately determined that the director or officer is not entitled to be indemnified under this Article VII or otherwise.

3. CLAIMS. If a claim for indemnification or payment of expenses under this Article VII is not paid in full within sixty days after a written claim therefor has been received by the Corporation, the claimant may file suit to recover the unpaid amount of such claim and, if successful in whole or in part, shall be entitled to be paid the expense of prosecuting such claim. In any such action the Corporation shall have the burden of proving that the claimant was not entitled to the requested indemnification or payment of expenses under applicable law. 4. NONEXCLUSIVITY OF RIGHTS. The rights conferred on any person by this Article VII shall not be exclusive of any other rights which such person may have or hereafter acquire under any statute, provision of the Certificate of Incorporation, these Bylaws, agreement, vote of stockholders or disinterested directors or otherwise. 5. OTHER INDEMNIFICATION. The Corporation 's obligation, if any, to indemnify any person who was or is serving at its request as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, enterprise or nonprofit entity shall be reduced by any amount such person may collect as indemnification from such other corporation, partnership, joint venture, trust, enterprise or nonprofit enterprise. 6. AMENDMENT OR REPEAL. Any repeal or modification of the foregoing provisions of this Article VII shall not adversely affect any right or protection hereunder of any person in respect of any act or omission occurring prior to the time of such repeal or modification. ARTICLE VIII FORUM SELECTION Unless the Corporation consents in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware shall be the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the Corporation, (ii) any action asserting a claim for breach of a fiduciary duty owed by any director, officer, employee or agent of the Corporation to the Corporation or the Corporation's stockholders, (iii) any action asserting a claim arising pursuant to any provision of the Delaware General Corporation Law, the certificate of incorporation of the Corporation or these Bylaws (iv) any action asserting a claim governed by the internal affairs doctrine, in each case subject to said Court of Chancery having personal jurisdiction over the indispensable parties named as defendants therein. Any person or entity purchasing or otherwise acquiring any interest in shares of capital stock of the Corporation shall be deemed to have notice of and consented to the provisions of this Article VIII.

[FORM OF CONSENT CARD]
CONSENT OF STOCKHOLDERS OF SITO MOBILE, LTD. TO
TAKE ACTION WITHOUT A MEETING:

SPECIAL NOTICE:
THIS CONSENT CARD IS SEEKING THE WRITTEN CONSENT OF STOCKHOLDERS OF SITO MOBILE, LTD. (THE “COMPANY”) IN LIEU OF AN ANNUAL OR SPECIAL MEETING OF STOCKHOLDERS OF THE COMPANY, PURSUANT TO SECTION 228 OF THE DELAWARE GENERAL CORPORATION LAW AND ARTICLE I, SECTION 13 OF THE COMPANY’S BYLAWS. THIS CONSENT CARD HAS NO EFFECT ON, AND IS NOT SEEKING A PROXY FROM THE COMPANY’S STOCKHOLDERS WITH RESPECT TO, PROPOSED NOMINATIONS OR OTHER PROPOSED BUSINESS TO BE BROUGHT BEFORE THE COMPANY’S ANNUAL MEETING SCHEDULED TO BE HELD ON JUNE 27, 2017.
THIS CONSENT SOLICITATION IS BEING MADE BY MR. STEPHEN D. BAKSA, MR. THOMAS CANDELARIA AND THE NOMINEES NAMED HEREIN AND NOT ON BEHALF OF THE BOARD OF DIRECTORS OF SITO MOBILE, LTD.

Unless otherwise indicated below, the undersigned, a stockholder of record of SITO Mobile, Ltd. (the “Company”) as of May 1, 2017 hereby consents pursuant to Section 228 of the General Corporation Law of the State of Delaware with respect to all shares of Common Stock of the Company, par value $0.001 per share (the “Shares”), held by the undersigned to the taking of the following actions without a meeting of the stockholders of the Company:
IF NO BOX IS MARKED FOR A PROPOSAL, THE UNDERSIGNED WILL BE DEEMED TO CONSENT TO SUCH PROPOSAL, EXCEPT THAT THE UNDERSIGNED WILL NOT BE DEEMED TO CONSENT TO THE REMOVAL OF ANY DIRECTOR, OR THE ELECTION OF ANY DIRECTOR, WHOSE NAME IS WRITTEN IN THE SPACE PROVIDED. MR. BAKSA, MR. CANDELARIA AND THE NOMINEES RECOMMEND THAT YOU CONSENT TO PROPOSALS NO. 1, 2, 3 AND 4.
1.
The repeal of any amendment or modification (including the March Amended Bylaws) by the Board of Directors of the Company (the “Board”) of the Company’s Bylaws as filed with the SEC on May 11, 2016 made after May 11, 2016 and on or prior to the effectiveness of this Consent Solicitation.

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Consent	Withhold Consent	Abstain
2.
Set the size of the Board to six (6) directors notwithstanding any additions or subtractions of directors to or from the Board between April 12, 2017 and the effectiveness of the adoption of the Proposals.

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Consent	Withhold Consent	Abstain
3.
The removal of each of Betsy Bernard, Richard O’Connell, Jonathan E. Sandelman, Lowell W. Robinson and Joseph Beatty from the Board (and any other person or persons appointed or designated by the Board or any committee thereof) to fill any vacancy or newly created directorship from the date hereof until the time that the actions proposed to be taken by this Consent Solicitation become effective.

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Consent	Withhold Consent	Abstain

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INSTRUCTION: TO CONSENT, WITHHOLD CONSENT OR ABSTAIN FROM CONSENTING TO THE REMOVAL OF ALL THE PERSONS NAMED IN PROPOSAL 3, CHECK THE APPROPRIATE BOX ABOVE. IF YOU WISH TO CONSENT TO THE REMOVAL OF CERTAIN OF THE PERSONS NAMED IN PROPOSAL 3, BUT NOT ALL OF THEM, CHECK THE “CONSENT” BOX ABOVE AND WRITE THE NAME OF EACH SUCH PERSON YOU DO NOT WISH REMOVED IN THE SPACE PROVIDED BELOW. NOTE THAT STRIKING A DIRECTOR’S NAME FROM THE ABOVE PROPOSAL, WITHOUT MORE, WILL NOT BE DEEMED TO BE A WITHHELD CONSENT OR ABSTENTION FROM SUCH DIRECTOR’S REMOVAL.

4.
The election of each of Michael Durden, Itzhak Fisher, Thomas J. Pallack, Matthew Stecker and Thomas Thekkethala as directors to serve as directors to fill certain vacancies on the Board resulting from Proposals 2 and 3 (or if any Nominee becomes unable or unwilling to serve as a director of the Company or if the size of the Board is increased, in either case prior to the effectiveness of this Proposal, any other person who is not a director, officer, employee or affiliate of Mr. Baksa or Mr. Candelaria, designated as a Nominee by Mr. Baksa), each to serve, if elected, until the Company’s 2018 annual meeting of stockholders. Proposal 4 is subject to the adoption of Proposal 2 and the removal or resignation of one or more Incumbent Directors pursuant to Proposal 3. If the size of the Board is not set pursuant to Proposal 2 or fewer than five Incumbent Directors are removed pursuant to Proposal 3, then it is our intention that the Nominees be appointed in order of the number of consents received by the Nominees, with the Nominee receiving the highest number of consents filling the first available vacancy. Vacancies will be considered “available” within the meaning of the preceding sentence in descending order corresponding to the number of consents for a particular incumbent director’s removal. In the event that two or more Nominees, each of whom receives the same number of consents, are to be considered for filing a particular vacancy, such vacancy shall be filled with the first such Nominee in alphabetical order.

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Consent	Withhold Consent
INSTRUCTION: TO CONSENT OR WITHHOLD CONSENT FROM CONSENTING TO THE ELECTION OF ALL THE PERSONS NAMED IN PROPOSAL 4, CHECK THE APPROPRIATE BOX ABOVE. IF YOU WISH TO CONSENT TO THE ELECTION OF CERTAIN OF THE PERSONS NAMED IN PROPOSAL 4, BUT NOT ALL OF THEM, CHECK THE “CONSENT” BOX ABOVE AND WRITE THE NAME OF EACH SUCH PERSON YOU DO NOT WISH ELECTED IN THE SPACE PROVIDED BELOW. NOTE THAT STRIKING A NOMINEE’S NAME FROM THE ABOVE PROPOSAL, WITHOUT MORE, WILL NOT BE DEEMED TO BE A WITHHELD CONSENT FROM SUCH NOMINEE’S ELECTION.

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IN THE ABSENCE OF WITHHOLDING OF CONSENTS BEING INDICATED ABOVE, THE UNDERSIGNED HEREBY CONSENTS TO EACH ACTION LISTED ABOVE.
IN ORDER FOR YOUR CONSENT TO BE VALID, IT MUST BE DATED.
Date:
Signature:
Signature (if held jointly):
Title(s):
Please sign exactly as name appears on stock certificates or on label affixed hereto. When Shares are held by joint tenants, BOTH should sign. In case of joint owners, EACH joint owner should sign. When signing as attorney, executor, administrator, trustee, guardian, corporate officer, etc., please give full title as such.
THIS SOLICITATION IS BEING MADE BY MR. BAKSA AND MR. CANDELARIA AND THE NOMINEES NAMED HEREIN AND NOT ON BEHALF OF THE COMPANY OR ITS BOARD OF DIRECTORS.
PLEASE SIGN, DATE AND MAIL YOUR CONSENT PROMPTLY IN THE POSTAGE-PAID ENVELOPE ENCLOSED.
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